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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Equity Office Properties Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EQUITY OFFICE PROPERTIES TRUST

Two North Riverside Plaza, Suite 2100

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 20, 2003

Dear Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Equity Office Properties Trust (“Equity Office”) to be held on Tuesday, May 20, 2003, at 8:30 a.m. (C.D.T.) at One North Franklin Street, 3rd Floor, Chicago, Illinois for the following purposes:

1. To elect five trustees of Equity Office to serve until the 2006 Annual Meeting of Shareholders;

2. To approve a proposal to amend the Declaration of Trust of Equity Office to eliminate the classification of the Board of Trustees so that each Trustee would stand for re-election on an annual basis (each of our trustees, including the five nominees for election at the meeting, has agreed to stand for re-election at the 2004 Annual Meeting of Shareholders if this proposal is approved);

3. To approve the proposed 2003 Share Option and Share Incentive Plan;

4. To consider a shareholder proposal regarding Equity Office’s conflict of interest policy, if presented at the meeting; and

5. To transact such other business as may properly come before the meeting and any adjournment or postponement.

      Only shareholders of record of Equity Office common shares at the close of business on March 13, 2003 will be entitled to vote at the meeting or any adjournment or postponement.

      It is important that your common shares be represented and voted at the meeting. If you do not plan to attend the meeting and vote your common shares in person, please vote in one of these ways:

•	MARK, SIGN, DATE AND PROMPTLY RETURN your enclosed proxy card in the postage-paid envelope;

•	USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card (this call is free in the U.S. and Canada); or

•	VISIT THE WEBSITE address shown on your proxy card to vote through the Internet.

      Any proxy may be revoked at any time prior to its exercise at the meeting.

By Order of the Board of Trustees

Stanley M. Stevens
Executive Vice President, Chief Legal Counsel
and Secretary

Chicago, Illinois
April 14, 2003

VOTING METHODS
PROXY STATEMENT
GENERAL INFORMATION ABOUT VOTING
PROPOSAL 1: ELECTION OF TRUSTEES
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES
AUDIT COMMITTEE REPORT
TRUSTEE COMPENSATION
COMMON SHARE AND UNIT OWNERSHIP BY TRUSTEES AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
AUDITORS
PROPOSAL 2: APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST OF EQUITY OFFICE TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF TRUSTEES
PROPOSAL 3: APPROVAL OF THE 2003 SHARE OPTION AND SHARE INCENTIVE PLAN
PROPOSAL 4: SHAREHOLDER PROPOSAL REGARDING EQUITY OFFICE’S CONFLICT OF INTEREST POLICY
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
TRUST GOVERNANCE GUIDELINES
CONFLICTS COMMITTEE CHARTER
CODE OF ETHICS FOR CERTAIN OFFICERS
AMENDMENT TO DECLARATION OF TRUST ELIMINATING THE CLASSIFICATION OF THE BOARD OF TRUSTEES
2003 SHARE OPTION AND SHARE INCENTIVE PLAN

VOTING METHODS

      You have the right to vote and, if desired, to revoke your proxy any time before its exercise.

U.S. Mail	1. Mark your selections on your proxy card 2. Date and sign your name exactly as it appears on your proxy card 3. Mail in the return envelope
Proxy Card Voting
1. Within the U.S. and Canada, dial the toll-free number shown on your proxy card 2. Enter your control number (printed on your proxy card) 3. Follow the recorded instructions
Telephone Voting
1. Go to website address shown on your proxy card 2. Enter your control number (printed on your proxy card) 3. Follow the instructions provided
Internet Voting

      If you hold your Equity Office common shares in your name as a holder of record, you may instruct the proxy holders how to vote your Equity Office common shares by using any of the voting methods specified above. If your Equity Office common shares are held by a broker, bank or other nominee, you will receive instructions from your nominee describing how to vote your common shares. Your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum if the broker returns a properly executed proxy.

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EQUITY OFFICE PROPERTIES TRUST

Two North Riverside Plaza, Suite 2100

Chicago, Illinois 60606

PROXY STATEMENT

      Your vote is very important. For this reason, our Board of Trustees is soliciting the enclosed proxy to allow your common shares of beneficial interest to be represented and voted, as you direct, by the proxy holders named in the enclosed proxy card at the 2003 annual meeting of shareholders of Equity Office Properties Trust to be held on Tuesday, May 20, 2003, at 8:30 a.m. (C.D.T.), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement contains information related to this solicitation and has been prepared for the Board by our management. “We,” “our” and “Equity Office” refer to Equity Office Properties Trust. This Proxy Statement, the enclosed proxy card and our 2002 Annual Report to Shareholders, which was prepared on an integrated basis with our Annual Report on Form 10-K for the year ended December 31, 2002, are being mailed to shareholders beginning on or about April 15, 2003. Shareholders may obtain a copy of the exhibits to Equity Office’s Form 10-K for the year ended December 31, 2002 upon payment of a reasonable fee by writing to Equity Office Properties Trust, Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606-2703, Attention: Diane M. Morefield.

GENERAL INFORMATION ABOUT VOTING

      Who Can Vote. You are entitled to vote your Equity Office common shares if our shareholder records show that you held your common shares as of the close of business on March 13, 2003, which is the record date for the meeting. At the close of business on that date, a total of 409,795,378 common shares were outstanding and entitled to vote. Each common share has one vote. The enclosed proxy card shows the number of common shares which you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

      Voting by Proxy Holders. If you hold your Equity Office common shares in your name as a holder of record, you may instruct the proxy holders how to vote your Equity Office common shares by using the toll-free telephone number or the Internet website shown on your proxy card or by signing, dating and mailing your proxy card in the postage-paid envelope that we have provided to you. Whichever of these methods you select to transmit your instructions, the proxy holders will vote your Equity Office common shares as provided by those instructions. IF YOU GIVE US A SIGNED PROXY WITHOUT SPECIFIC VOTING INSTRUCTIONS, YOUR EQUITY OFFICE COMMON SHARES WILL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, WHICH ARE AS FOLLOWS:

•	FOR the election of the Board of Trustees’ five nominees as trustees;

•	FOR approval of the amendment to the Declaration of Trust of Equity Office to eliminate the classification of the Board of Trustees;

•	FOR the approval of the 2003 Share Option and Share Incentive Plan; and

•	AGAINST the shareholder proposal regarding Equity Office’s conflict of interest policy.

      If your Equity Office common shares are held by a broker, bank or other nominee, you will receive instructions from your nominee describing how to vote your common shares.

      Vote by Telephone. You can vote your Equity Office common shares by telephone by dialing the toll-free telephone number, at no cost to you, printed on your proxy card. Telephone voting is available 24 hours a day until 3:00 p.m. (E.D.T.) on Monday, May 19, 2003. Easy to follow voice prompts allow you to vote your Equity Office common shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using the individual control number printed on your proxy card. If you vote by telephone, you do not need to return your proxy card.

      Vote by Internet. You can also choose to vote through the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 3:00 p.m. (E.D.T.) on Monday, May 19, 2003. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate shareholders by using the individual control number printed on your proxy card. If you vote through the Internet, you do not need to return your proxy card.

      Vote by Mail. If you choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided.

      Voting on Other Matters. We are not now aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your common shares. If the meeting is adjourned or postponed, your common shares may be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

      How to Revoke Your Proxy Instructions. To revoke your proxy instructions, you must take one of the following actions: (1) advise Equity Office’s Secretary, Stanley M. Stevens, c/o Equity Office Properties Trust, Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606-2703, in writing or by facsimile (at 312-559-5021) before your Equity Office common shares have been voted by the proxy holders at the meeting; (2) re-vote your shares on the Internet; (3) deliver to Equity Office’s Secretary before the date of the meeting your revised proxy instructions; or (4) attend the meeting and vote your Equity Office common shares in person.

      How Votes are Counted. A quorum of Equity Office common shares entitled to vote must be present in person or by proxy at the Annual Meeting. A majority of the outstanding Equity Office common shares entitled to vote constitutes a quorum. If you have returned valid proxy instructions or attend the meeting in person, your Equity Office common shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting.

      Cost of this Proxy Solicitation. Equity Office will pay the cost of its proxy solicitation. In addition to soliciting proxies by mail, we have engaged MacKenzie Partners, Inc., a proxy solicitation firm, to assist in obtaining proxies from our common shareholders on a timely basis. We will pay MacKenzie Partners, Inc.’s reasonable out-of-pocket expenses plus a $7,500 fee for these services. We will, upon request, reimburse brokers, banks and other nominees for their reasonable expenses in sending proxy material to their principals and obtaining their proxies.

      We also expect that some of our employees will solicit Equity Office common shareholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this.

      Attending the Annual Meeting. If you are a holder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of common shares held by a bank or broker, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common shares held in street name, you will have to obtain a proxy in your name signed by the registered holder.

      List of Shareholders. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting, between the hours of 8:30 a.m. and 4:30 p.m. (C.D.T.), at our corporate offices located at Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606. You may arrange to review this list by contacting Stanley M. Stevens, the Secretary of Equity Office.

      Multiple Shareholders Having the Same Address. If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call Equity Office Properties Trust, Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606-2703, Attention: Diane M. Morefield (telephone number: 1-800-692-5304). If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Ms. Morefield in the same manner.

PROPOSAL 1: ELECTION OF TRUSTEES

      Board of Trustees. The business and affairs of Equity Office are managed under the direction of the Board of Trustees. The Board of Trustees consists of 15 trustees. Our Board has responsibility for establishing broad corporate policies and for the overall performance of Equity Office, rather than day-to-day operating details.

      Our Declaration of Trust currently provides that our trustees are divided into three classes with each class having a term of three years. Five trustees will be elected at the Annual Meeting. The Board has re-nominated David K. McKown, Sheli Z. Rosenberg, Jan H.W.R. van der Vlist, Craig G. Vought and William Wilson III to serve as trustees of Equity Office until our 2006 annual meeting of shareholders.

      If the proposal to amend our Declaration of Trust to eliminate the classification of the Board of Trustees is approved, as more fully described below, each of our trustees, including those elected at the 2003 Annual Meeting, has agreed that he or she will stand for re-election at the 2004 Annual Meeting of Shareholders, and all trustees will thereafter be elected for one-year terms.

      Although we know of no reason why any of the nominees would be unable to serve, should any nominee be unavailable for election, the proxy holders would vote your Equity Office common shares to approve the election of any substitute nominee proposed by the Board of Trustees.

      Board Recommendation. The Board recommends a vote FOR each of the nominees. Proxies solicited by the Board will be voted FOR each of the nominees unless instructions to withhold or to the contrary are given.

      Vote Required. There is no cumulative voting in the election of trustees. Trustees are elected by a plurality of votes cast at the meeting. Each Equity Office common share may be voted once for each position to be filled. Votes withheld for any trustee will not be counted. Because trustees are elected by plurality vote, any abstentions or broker non-votes will have no effect on the result of the election.

      Principal Occupation of and Other Information Regarding Nominees and Trustees. Set forth below are biographies of each of the trustee nominees and our trustees, whose terms of office continue after the Annual Meeting, including committee memberships indicated as follows: (A) Executive Committee, (B) Audit Committee, (C) Compensation and Option Committee, (D) Conflicts Committee and (E) Trust Governance Committee. Ages are as of March 15, 2003.

Nominees for Election to Terms Expiring in 2006

      David K. McKown, 65, has been a trustee since July 1997. Mr. McKown has been a senior advisor to Eaton Vance Management, an investment fund manager located in Boston, Massachusetts, since May 2000. From 1993 until April 2000, he was a group executive of Diversified Finance of BankBoston, N.A., a commercial bank. Mr. McKown is a director of American Investment Bank, N.A., a national banking association and a subsidiary of Leucadia National Corporation, Safety Insurance Group, Inc., a writer of private passenger automobile insurance in Massachusetts, and Newcastle Investment Corp., a real estate investment trust investing in real estate securities and other real estate assets. Committee memberships: (C).

      Sheli Z. Rosenberg, 61, has been a trustee since March 1997. Ms. Rosenberg has been vice chairman of Equity Group Investments L.L.C., an owner and financier of real estate and corporate investments, since February 2000. From January 1999 until January 2000, she was chief executive officer and president of Equity Group Investments L.L.C. and was chief executive officer and president of Equity Group Investments, Inc., a related entity, from November 1994 through December 1998. Ms. Rosenberg is a director of: iDine Rewards Network Inc., previously known as Transmedia Network Inc., an administrator of loyalty-based consumer reward programs; Manufactured Home Communities, Inc., a real estate investment trust engaged in the ownership and management of manufactured home communities; Capital Trust, Inc., a specialized finance company; CVS Corporation, a drugstore chain; Cendant Corporation, a member-based consumer-services company that provides access to travel, shopping, dining, financial, and other services; and Ventas, Inc., a real estate investment trust that owns real estate leased to nursing home care providers. Ms. Rosenberg also is a trustee of Equity Residential Properties Trust, a real estate investment trust that owns and operates multifamily residential properties. Ms. Rosenberg currently chairs Equity Office’s Trust Governance Committee. Committee memberships: (C) and (E).

      Jan H.W.R. van der Vlist, 48, has been a trustee since June 2000. Mr. van der Vlist has been director of structured investments of Stichting Pensioenfonds Voor De Gezondheid Geestelijke en Maatschappelijke Belangen (“PGGM”), a Dutch pension fund, since September 2002. From 1998 until September 2002, he was director of real estate of PGGM and he was deputy director of real estate of PGGM from January 1997 until May 1998. Mr. van der Vlist is a board member of Société Foncière des Pimonts, a real estate company listed on the Paris Stock Exchange that operates non-residential properties in Paris. Committee memberships: (E).

      Craig G. Vought, 42, has been a trustee since July 2001. Mr. Vought has been a Managing Director of Broadreach Capital Partners, a private equity real estate firm, since March 2002. He, along with Mr. Foster, currently is engaged in raising funds to invest in real estate assets, including office properties, which they anticipate will not compete with assets of Equity Office. Mr. Vought was co-chief executive officer of Spieker Properties, Inc., a real estate investment trust that owned and operated office and industrial properties located in selected West Coast markets, from 1999 until its merger into Equity Office in July 2001 and was chief financial officer of Spieker Properties, Inc. from 1995 until 1999. Committee memberships: (B).

      William Wilson III, 66, has been a trustee since June 2000. Mr. Wilson has been chairman of Wilson/ Equity Office, LLC, Equity Office’s real estate investment and development joint venture, since June 2000. He was chairman and a director of Cornerstone Properties Inc., a real estate investment trust that owned and operated office buildings throughout the United States, from December 1998 until its merger into Equity Office in June 2000. From 1978 until December 1998, Mr. Wilson was president and chairman of William Wilson & Associates, a private real estate development, construction management, property management and leasing company. Mr. Wilson is a trustee of the California Academy of Science and The Lawrenceville School in New Jersey. Committee memberships: (A).

Incumbent Trustees with Terms Expiring in 2004

      Thomas E. Dobrowski, 59, has been a trustee since July 1997. Mr. Dobrowski has been the managing director of real estate and alternative investments of General Motors Investment Management Corporation, an investment advisor to several pension funds, including those of General Motors Corporation, its subsidiaries and affiliates, since December 1994. Mr. Dobrowski is a director of Manufactured Home Communities, Inc. and a trustee of Capital Trust, Inc. Committee memberships: (B).

      Jerry M. Reinsdorf, 67, has been a trustee since July 1997. For more than the past five years, Mr. Reinsdorf has been chairman of the Chicago White Sox baseball team and the Chicago Bulls basketball team, a partner of Bojer Financial, Ltd., a real estate investment company located in Park City, Utah, and a stockholder, officer and director of Jerbo Holdings I, Inc., the corporate general partner of a limited partnership which is the general partner of Bojer Realty Limited Partnership I, a partnership that invested in undeveloped land. Mr. Reinsdorf is a director of LaSalle National Bank, N.A., a commercial bank in Chicago, Illinois, and LaSalle National Corporation, its holding company. He also is a trustee of Northwestern University in Evanston, Illinois. Committee memberships: (D).

      Edwin N. Sidman, 60, has been a trustee since March 1998. Mr. Sidman has been chairman of the board of The Beacon Companies, Inc., a private company in Boston, Massachusetts involved in real estate investment, development and management, since 1998 and was president of The Beacon Companies, Inc. for more than five years prior to 1998. From 1994 until its merger into Equity Office in December 1997, Mr. Sidman served as chairman of the board and a director of Beacon Properties Corporation, a real estate investment trust that owned and operated office and retail buildings throughout the United States. Mr. Sidman is chairman of H2O Applied Technologies, a water conservation company in Boston, Massachusetts, and is a member of the board of trustees and executive committee of Duke University and a member of the board of directors and executive committee of the United Way of Massachusetts Bay. Committee memberships: (E).

      Warren E. “Ned” Spieker, Jr., 58, has been a trustee since July 2001. Mr. Spieker has been a partner of Spieker Partners, a private real estate investment and development firm in Menlo Park, California, since July 2001. He was chairman of the board of directors of Spieker Properties, Inc. from November 1993 until its merger into Equity Office in July 2001 and was chief executive officer of Spieker Properties, Inc. from November 1993 until September 1999. He is a board member of Health Care Property Investors, Inc., a real estate investment trust and investor in healthcare-related real estate located throughout the United States. Committee memberships: (D).

      Samuel Zell, 61, has been a trustee and Chairman of the Board of Equity Office since October 1996. Mr. Zell was interim Chief Executive Officer of Equity Office from April 2002 until April 2003 and was interim President of Equity Office from April 2002 until November 2002. Since January 1999, Mr. Zell has been chairman of Equity Group Investments, L.L.C. and, for more than five years until December 1998, was chairman of Equity Group Investments, Inc., a related entity. He also has been chief executive officer of Danielson Holding Corporation, an insurance holding company, since July 2002 and has served as a director and chairman of the board of Danielson Holding Corporation since July 1999. Mr. Zell is a director and chairman of the board of: Anixter International Inc., a global distributor of structured cabling systems, electrical, electronic wire and cable for private and public networks; Manufactured Home Communities, Inc.; Capital Trust, Inc.; American Classic Voyages Co., a provider of overnight passenger cruises in the United States; Angelo & Maxie’s, Inc., previously known as Chart House Enterprises, Inc., an owner and operator of restaurants; and iDine Rewards Network Inc. Mr. Zell also is a trustee and chairman of the board of Equity Residential Properties Trust. Mr. Zell currently chairs Equity Office’s Executive Committee. Committee memberships: (A).

Incumbent Trustees with Terms Expiring in 2005

      John A. Foster, 44, has been a trustee since July 2001. Mr. Foster has been a Managing Director of Broadreach Capital Partners since March 2002. He, along with Mr. Vought, currently is engaged in raising funds to invest in real estate assets, including office properties which they anticipate will not compete with assets of Equity Office. Mr. Foster was co-chief executive officer of Spieker Properties, Inc. from September 1999 until its merger into Equity Office in July 2001. From 1997 until 1999, he was chief investment officer of Spieker Properties, Inc. and he was regional senior vice president of Spieker Properties, Inc. from 1993 until 1997. Committee memberships: (A) and (C).

      William M. Goodyear, 54, has been a trustee since July 1997. Mr. Goodyear has been chairman of the board and chief executive officer of Navigant Consulting, Inc., a management consulting company specializing in the energy and financial claims sectors, since May 2000 and has been a director of Navigant Consulting, Inc. since December 1999. From July 1997 until January 1999, he was chairman of Bank of America Illinois, the Midwest business unit of BankAmerica Corporation, and was president of Bank of America’s Global Private Bank. Mr. Goodyear is a member of the board of trustees of the Museum of Science and Industry in

Chicago, Illinois, the University of Notre Dame and Rush-Presbyterian-St. Luke’s Medical Center in Chicago, Illinois. Mr. Goodyear currently chairs Equity Office’s Audit Committee. Committee memberships: (B).

      James D. Harper, Jr., 69, has been a trustee since July 1997. Mr. Harper has been president of JDH Realty Co., a real estate development and investment company, since 1982. Since January 2000, he has been a managing partner of AH Development, S.E. and AH HA Investments, S.E., special limited partnerships formed to develop land in Puerto Rico, and he was a co-managing partner from 1988 until December 1999. Mr. Harper is a trustee of Equity Residential Properties Trust. Mr. Harper currently chairs Equity Office’s Compensation and Option Committee. Committee memberships: (C).

      Richard D. Kincaid, 41, has been a trustee and President of Equity Office since November 2002 and was named Chief Executive Officer of Equity Office effective April 1, 2003. From March 1997 until November 2002, Mr. Kincaid was Executive Vice President of Equity Office and was Chief Operating Officer from September 2001 until November 2002. He also was Chief Financial Officer of Equity Office from March 1997 until August 2002 and Senior Vice President from October 1996 until March 1997. From July 1995 until October 1997, Mr. Kincaid was Senior Vice President and Chief Financial Officer of Equity Office Holdings, L.L.C., a predecessor of Equity Office, and he was Senior Vice President of Equity Group Investments, Inc. from February 1995 until July 1995. Committee memberships: none.

      John S. Moody, 54, has been a trustee since June 2000. Mr. Moody has been president of Marsh & McLennan Realty Advisors, Inc., a provider of leasing and property management services for Marsh & McLennan Companies’ office building properties worldwide, since September 2001. He was chief executive officer and a director of Cornerstone Properties Inc. from 1991 until its merger into Equity Office in June 2000. From June 1991 until February 1998 and from December 1998 until June 2000, Mr. Moody was president of Cornerstone Properties Inc., and he was chairman of Cornerstone Properties Inc. from November 1997 until December 1998. Mr. Moody is a director of Keystone Property Trust, a real estate investment trust engaged in the ownership, acquisition and development of industrial and office properties principally in the eastern portion of the United States. Mr. Moody currently chairs Equity Office’s Conflicts Committee. Committee memberships: (D).

      In connection with Equity Office’s acquisition of Spieker Properties, Inc. in July 2001, Messrs. Foster, Vought and Spieker were appointed as trustees, with initial terms expiring in 2002, 2003 and 2004, respectively, as required by the terms of the merger agreement for that transaction.

      In connection with Equity Office’s acquisition of Cornerstone Properties Inc. in June 2000, Messrs. Moody, van der Vlist and Wilson were appointed as trustees, with initial terms expiring in 2002, 2003 and 2003, respectively, as required by the terms of the merger agreement for that transaction. Under the merger agreement and a related voting agreement entered into with PGGM, Equity Office also is obligated to nominate Mr. van der Vlist for reelection to the Board of Trustees in 2003 and 2006 if PGGM and its affiliates continue to own at least 21,000,000 of the issued and outstanding Equity Office common shares, as adjusted for stock splits or similar actions, at all times up to the time the trustees are being elected in those years. See “Security Ownership of Principal Shareholders.” If Mr. van der Vlist fails to stand for reelection in 2003 or 2006 for any reason, or in the event of his death or earlier resignation, and if PGGM continues to own at least 21,000,000 of the issued and outstanding Equity Office common shares as described above, Equity Office is required to take all action necessary to nominate a replacement designated by PGGM for election or reelection as a trustee for an additional three-year term, subject to Equity Office’s approval if the replacement is not an officer, director or employee of PGGM. If the proposal to eliminate the classification of the Board of Trustees is approved, as more fully described below, then Equity Office intends to nominate Mr. van der Vlist for reelection in each of the years from 2004 to 2006.

CORPORATE GOVERNANCE

      Equity Office is dedicated to establishing and maintaining the highest standards of corporate governance. Equity Office first established Trust Governance Guidelines in February 2000 and conflict of interest procedures in May 1998. Over the past several months, the Board has implemented a number of additional corporate governance measures designed to serve the long-term interests of our shareholders and further align the interests of trustees and management with our shareholders. In response to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and related rule proposals by the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”), we have re-evaluated and made changes to our Trust Governance Guidelines, adopted a revised charter for our Conflicts Committee and adopted a Code of Ethics applicable to our chief executive officer, principal financial officer and principal accounting officer. In addition, we have developed proposed revised charters for our key committees and a proposed revised code of ethics applicable to our trustees and all employees, which we expect will be approved and implemented by the Board after finalization of the various pending rule proposals. As all shareholders are aware, there has been a dramatic and continuing evolution of ideas about sound corporate governance. Equity Office intends to continue to act promptly to incorporate not only the actual requirements of rules adopted but additional voluntary measures it deems appropriate.

      In light of these recent developments, we provide the following discussion to bring you up to date with respect to our efforts to ensure that Equity Office is governed by the highest standards and to advise you as to certain action taken in this regard by the Board at its meeting on February 13, 2003.

      Revised Trust Governance Guidelines. The Board adopted revised Trust Governance Guidelines. The Guidelines address a number of topics, including the role of the Board, trustee qualification and independence standards, trustee compensation, time requirements, management succession, executive sessions of non-management trustees, annual board self-evaluations, and various committee matters.

      The Trust Governance Committee will review the Trust Governance Guidelines on a regular basis, including upon finalization of the pending rule proposals, and the Board will review any proposed additions or amendments to the Guidelines. A copy of the Trust Governance Guidelines is attached to this Proxy Statement as Annex A.

      Independence of Trustees and Committees. The revised Trust Governance Guidelines require that a majority of the trustees be independent as required under the applicable rules of the NYSE. The NYSE rules on independence have not yet been finalized. However, we believe a majority of the Board is independent as defined under currently proposed NYSE rules. Further, trustees serving on the Audit Committee must satisfy independence standards under currently applicable NYSE rules. Trustees who serve on the Audit, Compensation and Option and Trust Governance Committees will become subject to additional independence requirements once the NYSE’s proposed rules and, in the case of the Audit Committee, the SEC’s proposed rules are adopted in final form.

      Pursuant to the Trust Governance Guidelines, the Board undertook a review of the independence of trustees nominated for election at the upcoming annual meeting. During this review, the Board considered transactions and relationships during the prior year between each trustee or any member of his or her immediate family and Equity Office and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trustee is independent.

      As a result of this review, the Board affirmatively determined that all of the trustees nominated for election at the Annual Meeting are independent of Equity Office and its management under the categorical standards set forth in the Trust Governance Guidelines, with the exception of William Wilson III, based on the transactions described below under “Certain Relationships and Related Transactions.”

      Non-Management Trustees. Consistent with the NYSE’s proposed rules, the Trust Governance Guidelines call for the non-management trustees to meet in executive sessions without management. The Chairman of the Board (if he or she is not an employee) will preside at these executive sessions which will be held at the beginning of each regularly scheduled meeting of the Board and at such other times as any non-management trustee may request. Interested parties may communicate any concerns directly with either the Chairman of the Board or the non-management trustees as a group, by writing to either the Chairman of the Board or the non-management trustees at Equity Office Properties Trust, Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606-2703, Attention: Samuel Zell, Chairman of the Board, or any of the trustees named above under “Election of Trustees”, with the exception of Richard D. Kincaid, who is a management trustee.

      Conflicts Committee Charter. The Board has adopted a Conflicts Committee Charter which continues and amends the authority of the existing Conflicts Committee to consider all transactions regardless of amount, and to approve transactions up to $50,000,000 in Equity Office obligations, between Equity Office and its trustees or executive officers. The Committee is required to review its own performance as well as the adequacy of its charter on an annual basis.

      A copy of the amended and restated Conflicts Committee Charter is attached to this Proxy Statement as Annex B.

      Code of Ethics for Certain Officers. The Code of Ethics for Certain Officers, adopted by the Board pursuant to the provisions of the Sarbanes-Oxley Act, applies to the chief executive officer, principal financial officer and principal accounting officer and is intended to promote honest and ethical conduct, avoidance of conflicts of interest, accurate and timely disclosure and compliance with applicable laws and regulations.

      The Audit Committee will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Code of Ethics is attached to this Proxy Statement as Annex C.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

      Meetings. Our Board held eleven meetings during 2002. No trustee attended fewer than 75% of the meetings of the Board and those committees on which he or she served during the year. The Board of Trustees has standing executive, compensation and option, audit, trust governance and conflicts committees, which are described below.

      Executive Committee. Our Board’s Executive Committee consists of the trustees identified above, with Mr. Zell as its Chairman. Subject to limitations which are specified by resolutions adopted by the Board of Trustees, the Executive Committee has the general authority to acquire, dispose of and finance investments and to approve the execution of contracts and agreements, including those related to indebtedness. Our Executive Committee meets on an “as-needed” basis and met once in 2002.

      Compensation and Option Committee. Our Board’s Compensation and Option Committee consists of the trustees identified above, with Mr. Harper as its Chairman. The Compensation and Option Committee determines compensation and benefits for all executive officers and assists in the establishment of policies applicable to employees generally. Our Compensation and Option Committee met five times during 2002.

      Conflicts Committee. Our Board’s Conflicts Committee consists of the trustees identified above, with Mr. Moody as its Chairman. Our Conflicts Committee Charter authorizes the Conflicts Committee to review and, subject to limitations specified in our Conflicts Committee Charter, approve any transaction in which a trustee or executive officer has a direct or indirect interest. Our Conflicts Committee met three times during 2002.

      Trust Governance Committee. Our Board’s Trust Governance Committee consists of the trustees identified above, with Ms. Rosenberg as its Chairman. Our Trust Governance Committee is responsible for development and regular updating of our Trust Governance Guidelines, for on-going review of the effectiveness of our Board and committees, the maintenance of criteria and procedures for the identification and recruitment of candidates for election or reelection as trustees and the recommendation to our Board of the Board’s nominees for election or reelection as trustees. The Trust Governance Committee will consider qualified nominees recommended by shareholders. Shareholders who wish to suggest qualified nominees should write to our Secretary, Stanley M. Stevens, c/o Equity Office Properties Trust, Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606-2703. See “Shareholder Proposals for the 2004 Annual Meeting” for a description of the deadline for submission of any nomination. Our Trust Governance Committee met two times during 2002.

      Audit Committee. Our Board’s Audit Committee consists of the trustees identified above, with Mr. Goodyear as its Chairman. The Audit Committee, among other duties, recommends the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Equity Office’s and EOP Operating Limited Partnership’s internal controls. The Audit Committee met five times during 2002. The Board has adopted a written charter for the Audit Committee. The Board believes that each of the members of the Audit Committee is an “independent” trustee within the meaning of applicable rules of the NYSE.

      Under current NYSE rules, a director who is an employee of a NYSE-listed company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director may serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor. Notwithstanding this three-year restriction period, current NYSE rules also provide that a director who is no longer an employee of the NYSE-listed company or its affiliates or a predecessor but is not considered independent due to the three-year restriction period may be appointed, under exceptional and limited circumstances, to the audit committee if the board of directors of the NYSE-listed issuer determines in its business judgment that membership on the audit committee by the individual is required in the best interests of the company and its shareholders and the company discloses, in its next annual proxy statement subsequent to such determination, the nature of the former employment relationship and the reasons for the determination. As a former employee of Spieker, which we acquired by merger in July 2001, Mr. Vought’s service on the Audit Committee is subject to these requirements as the NYSE interprets these rules. As required under the current NYSE rules, the Board of Trustees has made a determination that Mr. Vought’s accounting and related financial background and experience make him a valuable member of the Audit Committee and that his service on the Audit Committee was in the best interests of Equity Office and its shareholders.

AUDIT COMMITTEE REPORT

      The Audit Committee reviews our financial reporting process on behalf of the Board of Trustees. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on Form 10-K with Equity Office’s management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

      The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from Equity Office and its management, including the matters in the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, a copy of which the Audit Committee has received.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in Equity Office’s 2002 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William M. Goodyear, Chairman
Thomas E. Dobrowski
Craig G. Vought

TRUSTEE COMPENSATION

      Annual Fees. Each of our non-employee trustees receives an annual fee of $50,000 and an additional $1,000 per annum for each committee on which he or she serves. Committee chairs receive an additional $500 per annum for each committee chaired. Under our 1997 Share Option and Share Award Plan, as amended, these fees are generally paid in Equity Office common shares. During 2002, neither Timothy H. Callahan, President and Chief Executive Officer of Equity Office until his resignation in April 2002, nor Richard D. Kincaid, our current President and Chief Executive Officer, received any fees for his services as trustee. Mr. Zell received a pro-rated fee for the period he served as a non-employee trustee. See “Summary Compensation Table” below.

      Options. Other than Mr. van der Vlist, non-employee trustees receive an annual grant of options to purchase 10,000 Equity Office common shares on the date of each annual meeting of shareholders under our 1997 Share Option and Share Award Plan, as amended. The exercise price of these options equals the fair market value on the date of grant, as determined under the Plan. The annual trustee option grants vest as follows: options for 3,333 common shares vest six months after the grant date; options for an additional 3,333 common shares vest on the first anniversary of the grant date; and options for the remaining 3,334 common shares vest on the second anniversary of the grant date. Vesting is accelerated if a trustee is not re-elected to the Board or upon a change in control of Equity Office. Under the terms of Equity Office’s 1997 Share Option and Share Award Plan, as amended, if an individual becomes a member of the Board other than at the annual meeting, he or she is entitled to a prorated option grant based upon the number of days until the next annual meeting. Because Mr. van der Vlist may not retain compensation paid to him as a trustee of Equity Office under guidelines imposed by PGGM, instead of annual option grants for 10,000 shares for serving on the Board, Mr. van der Vlist receives share appreciation rights exercisable for cash for an equivalent number of shares, which are transferred to PGGM.

      On February 22, 2002, Mr. Zell was granted 615,000 options, at an exercise price of $28.36 per share, for his role as Chairman of the Board in 2001. The exercise price of these options equals the fair market value on the date of grant, as determined under the Plan. The options are granted for a period of ten years and vest over a period of three years at a rate of one-third on each anniversary of the grant date.

      Participation in SRSP and ESPP. We have a deferred compensation plan in which trustees may participate. The trustees may defer receipt of their Board and committee fees paid in shares and any shares acquired upon exercise of options granted under our 1997 Share Option and Share Award Plan, as amended, into our Supplemental Retirement Savings Plan (“SRSP”) on a tax-deferred basis. During 2002, all of the trustees (other than Messrs. van der Vlist and Dobrowski) participated in the SRSP. Trustees also are eligible to participate in our Employee Share Purchase Plan (the “ESPP”). The ESPP provides a means by which trustees may purchase Equity Office common shares through voluntary cash investments. Trustees may contribute up to $100,000 during any calendar year to purchase common shares under the ESPP. The purchase price for common shares issued under the ESPP equals 85% of the lesser of (i) the closing price of the common shares on the last day of the applicable purchase period and (ii) the average closing price of the common shares during the applicable purchase period. In general, a trustee may not sell or transfer any shares purchased under the ESPP until the first anniversary of the purchase date. If the shares are sold before the one-year holding period has expired, the trustee is required to pay the full amount of any discount received when the shares were purchased under the ESPP. During 2002, the trustees participating in the ESPP were Messrs. Goodyear, Moody, Sidman, Spieker and Zell.

      Chairman’s Compensation Agreement. Equity Office intends to enter into a Compensation Agreement with Mr. Zell effective March 1, 2003 for services to be provided by Mr. Zell as Chairman of the Board for the calendar years 2003, 2004 and 2005. The agreement would entitle Mr. Zell, so long he continues as Chairman of the Board, to an annual long-term incentive grant of $3,250,000 of options and restricted shares. Mr. Zell would be responsible for his own business-related expenses. The first award under this agreement would be made in March 2004 for services rendered during 2003. Mr. Zell’s annual long-term incentive grant of $3,250,000 would be allocated between options and restricted shares in the same ratio as approved by the Board for the annual long-term incentive grants to Equity Office’s executive officers for the applicable year, utilizing the same valuation criteria described below.

      The number of options granted would be determined by dividing the dollar amount allocated to options by the fair market value of each option using the same valuation criteria utilized by Equity Office’s Compensation and Option Committee in its annual employee option grants made as of the same date. The exercise price for the options granted would be the closing price of Equity Office’s common shares as listed on the NYSE on the date immediately preceding the date of grant. The options would be granted for a period of ten years and vest over a period of three years at a rate of one-third of such grant on each anniversary of the grant date. The number of restricted shares would be determined by dividing the dollar amount allocated to restricted shares by the estimated fair market value of Equity Office’s common shares as determined by the Compensation and Option Committee. The restricted shares would vest over a period of five years at a rate of 20% on each anniversary of the grant date. The options and restricted shares would be awarded under the 1997 Share Option and Share Award Plan, as amended, to the extent shares are available for grant under that plan, or under any similar or successor plan.

      In March 2003, Mr. Zell was granted 348,960 options at an exercise price of $24.53 per share and 100,500 restricted shares for his contribution during 2002 in his capacities as Chairman of the Board and Chief Executive Officer. The exercise price of the options equals the fair market value of a common share on the date of grant, as determined under the 1997 Share Option and Share Award Plan, as amended. The options have a ten-year term and vest at a rate of one-third annually over three years beginning on the first anniversary of the grant date. The restricted shares vest 20% annually over five years beginning on the first anniversary of the grant date.

COMMON SHARE AND UNIT OWNERSHIP BY TRUSTEES AND EXECUTIVE OFFICERS

      This table indicates how many Equity Office common shares and units of partnership interest in EOP Operating Limited Partnership the trustees and executive officers beneficially owned as of March 13, 2003. In general, “beneficial ownership” includes those common shares a trustee or executive officer has the power to vote or the power to dispose, EOP Partnership units that are redeemable and share options or warrants that are exercisable currently or become exercisable, or redeemable, within 60 days. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all common shares shown as beneficially owned by them.

	Common Shares	Options and/or
	and Units	Warrants	Percentage of	Percentage of
	Beneficially	Exercisable	all Common	all Common
Name	Owned(1)	within 60 days	Shares(1)	Shares and Units(2)

Samuel Zell(3)	1,944,404	2,691,666	1.1%	1.0%
Thomas E. Dobrowski	0	97,249	*	*
John A. Foster(4)	369,759	8,866	*	*
William M. Goodyear	34,422	97,249	*	*
James D. Harper, Jr.	11,504	144,499	*	*
Richard D. Kincaid	351,916	545,000	*	*
David K. McKown	14,657	97,249	*	*
John S. Moody Sr.	43,517	18,799	*	*
Jerry M. Reinsdorf	12,782	97,249	*	*
Sheli Z. Rosenberg(5)	296,037	176,499	*	*
Edwin N. Sidman(6)	366,287	42,099	*	*
Warren E. Spieker, Jr.(7)	4,910,045	8,866	1.2%	1.1%
Craig G. Vought(8)	276,501	8,866	*	*
William Wilson III(9)	855,890	18,799	*	*
Jan H.W.R. van der Vlist(10)	0	0	*	*
Peter H. Adams(11)	102,756	224,333	*	*
David A. Helfand	204,899	285,166	*	*
Stanley M. Stevens(12)	161,682	452,000	*	*
Timothy H. Callahan(13)	365,407	1,669,917	*	*
All trustees and executive officers as a group (23 persons)	10,606,895	6,918,702	4.1%	3.8%

* Less than 1%.

(1)	The number of common shares beneficially owned is based on SEC regulations regarding the beneficial ownership of securities. Assumes a total of 409,795,378 common shares outstanding as of March 13, 2003. The percentage of common shares beneficially owned by a person assumes that all EOP Partnership units held by the person are exchanged for common shares (on a one-for-one basis), that none of the EOP Partnership units held by other persons are so exchanged, that all options and warrants exercisable within sixty days of March 13, 2003 to acquire common shares held by the person are exercised and that no options or warrants to acquire common shares held by other persons are exercised. EOP Partnership units have distribution rights, but no voting rights. The number of common shares beneficially owned may include both vested and unvested restricted share awards. See “Executive Compensation.”

(2)	Assumes a total of 459,811,768 common shares and EOP Partnership units outstanding as of March 13, 2003 (409,795,378 common shares and 50,016,390 EOP Partnership units).

(3)	Includes 129,677 common shares held directly by Mr. Zell; 27,348 common shares and 1,775,065 EOP Partnership units held by Samstock/ SZRT, L.L.C.; and 12,314 EOP Partnership units held by RSB Properties Trust. The number in the table excludes an additional 1,523,321 common shares and

11,840,433 EOP Partnership units in which Mr. Zell has a pecuniary interest but does not have voting or dispositive power. If these excluded shares and units where included in the table, Mr. Zell would beneficially own approximately 4.2% of the common shares and approximately 3.9% of all common shares and units.

(4)	Includes 91,404 common shares and 278,355 EOP Partnership units held by Mr. Foster.

(5)	Includes 104,903 common shares and 191,134 EOP Partnership units held by Ms. Rosenberg.

(6)	Includes 18,771 common shares and 347,516 EOP Partnership units held directly and indirectly by Mr. Sidman. Excludes 532,718 EOP Partnership units held by The Leventhal Family Limited Partnership, of which Mr. Sidman’s spouse is a general partner. Mrs. Sidman has a pecuniary interest in these excluded shares.

(7)	Includes 257,836 common shares held directly by Mr. Spieker and 53,449 common shares and 4,598,760 EOP Partnership units held by Mr. Spieker as trustee for the Spieker Living Trust.

(8)	Includes 73,302 common shares and 203,199 EOP Partnership units held by Mr. Vought.

(9)	Includes 26,523 common shares and 16,188 EOP Partnership units held by Mr. Wilson as trustee for three trusts for the benefit of his children; 103,618 common shares and 650,000 EOP Partnership units owned directly by Mr. Wilson and 59,561 EOP Partnership units deemed beneficially owned by Mr. Wilson as a result of his control of Wilson Investment Associates, Ltd.

(10)	Mr. van der Vlist serves as PGGM’s representative on our Board of Trustees. See “Security Ownership of Principal Shareholders.”

(11)	Includes 101,920 common shares and 836 EOP Partnership units held by Mr. Adams.

(12)	Includes 154,755 common shares and 6,927 EOP Partnership units held by Mr. Stevens.

(13)	Common share ownership for Mr. Callahan, President and Chief Executive Officer of Equity Office until his resignation in April 2002, is based solely upon our records as of April 30, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our trustees and executive officers to file reports of holdings and transactions in Equity Office shares with the SEC and the NYSE. We believe that, during 2002, all applicable filing requirements of our executive officers and trustees were made on a timely basis.

EXECUTIVE COMPENSATION

Report of the Compensation and Option Committee on Executive Compensation

          Overview

      The Compensation and Option Committee of the Board of Trustees, composed exclusively of independent trustees, has the responsibility to review and approve compensation and benefit programs for all officers of Equity Office. In addition, the Compensation and Option Committee reviews compensation and benefit policies applicable to all employees of Equity Office. The Compensation and Option Committee was advised during 2002 by an internationally recognized independent executive compensation consultant in an effort to ensure Equity Office’s compensation programs are competitive and appropriate given Equity Office’s business priorities.

      The Compensation and Option Committee has followed a philosophy of providing highly competitive pay opportunities to its executives, tied heavily to Equity Office’s performance, in order to attract, motivate and retain top-caliber individuals. This philosophy is implemented through a combination of base salary, incentive bonus, share options and restricted share grants. Aligning the interests of executives and shareholders is also an underpinning of Equity Office’s pay philosophy. This aspect of Equity Office’s philosophy is implemented through delivering a significant portion of total remuneration through share-based pay (on average, over 50%

of the total remuneration for Equity Office’s senior executives in 2002 was delivered in share options and restricted shares) and adopting minimum share ownership targets by senior management ranging from 2 to 5 times base salary.

      The competitive market for Equity Office’s executive talent is represented by a broad spectrum of companies. Equity Office’s inclusion in the S&P 500 Index reflects Equity Office’s growing presence among general industrial companies. Additionally, Equity Office continues to compete for executive talent against the full spectrum of real estate and general industry. As such, the Compensation and Option Committee reviews market pay data for executives from other large public real estate investment trusts (which we refer to as “REITs”), the real estate industry in general, public non-real estate companies of comparable size to Equity Office and other non-public companies. In general, Equity Office’s pay levels are targeted to deliver 75th percentile pay levels relative to real estate industry practices (reflective of Equity Office’s size as compared to similar organizations) for real estate-specific positions and 50th percentile pay levels of non-real estate companies of comparable size for all other positions.

          Types of Compensation

      The three major components of executive compensation are base salary, incentive bonus and long-term equity compensation in the form of share options and restricted shares.

      Base Salary. Compensation levels for each position are based on a combination of the competitive pay data (developed using the above-referenced reviews of market pay data) for the position, the position’s level of responsibility and the individual’s performance. Base salary levels for all exempt employees were frozen in 2002 in recognition of the impact of the economic downturn on company results.

      Incentive Bonus. Incentive compensation, in the form of discretionary bonus awards, is structured in a manner that is intended to motivate senior officers and all other eligible employees by linking bonus awards to company, team and individual performance. Equity Office has created and promotes a culture of performance, which is reflected in these bonus determinations. Specific company performance measures considered in bonus determinations include, but are not limited to, funds from operations, same-store net operating income, and building occupancy and customer retention relative to market performance.

      Each bonus-eligible employee is assigned a target award opportunity, expressed as a percentage of the individual’s base salary. These target award opportunities ranged from 4% to 150% of salary depending on position and salary grade. These target awards are intended to be representative, in aggregate, of target bonus awards illustrated by the competitive pay data. Actual awards may be more or less than target, depending on the performance of Equity Office, the individual and, in some cases, the individual’s work group. Management makes recommendations for awards for the year based on performance for all participants except the President and Chief Executive Officer. The Compensation and Option Committee is responsible for reviewing and approving management’s recommendations and for determining an award for the President and Chief Executive Officer. The Compensation and Option Committee has the discretion to make these awards in cash or shares.

      2002 was a challenging year for Equity Office from both a financial and operating perspective. As a result, incentive bonus payments in aggregate were less than target amounts established for 2002.

      Share Options and Restricted Share Awards. The Compensation and Option Committee strongly believes that the interests of shareholders are best served by providing employees the opportunity to become shareholders. This is achieved through the granting of share options to all eligible employees and the issuance of restricted share awards to key employees, thus maximizing the employee’s incentive for the share price to increase. The members of the Compensation and Option Committee believe that superior executive performance, over the long-term, will enhance long-term share performance and that such arrangements further reinforce management’s goals and incentives to achieve shareholder objectives. The Compensation and Option Committee uses competitive pay data and an assessment of the achieved performance of each senior officer to determine the amount of share options and restricted shares awarded to each such officer. In situations where the market value of the Equity Office shares declined to a level that was below the exercise price of options granted, Equity Office has not repriced or reissued the options and has no present intention of doing so in the future. This applies to options already granted and to any new options. The Compensation and Option Committee is responsible for reviewing and approving management’s recommendations of awards for senior management and for determining awards for the President and Chief Executive Officer. In addition, the Committee establishes a pool of awards available for other employees to be allocated in the discretion of the President. Share option and restricted share grants were made in March 2002 to all eligible employees consistent with Equity Office’s established grant policies.

          Chief Executive Officer’s Compensation

      In April 2002, the Board of Trustees of Equity Office announced that it had accepted the resignation of Mr. Callahan as President and Chief Executive Officer and as a trustee of Equity Office. Mr. Callahan’s base salary of $850,000 established in 2001 was continued without increase through the date of his resignation, consistent with the freeze in base salary levels for all exempt employees. Further in accordance with Equity Office policy, he was not awarded a cash bonus with respect to his 2002 performance since he was not an employee as of the end of that year. Mr. Callahan’s severance package (more fully described below under “Severance Agreement with Timothy H. Callahan”), which included one year base salary and one annual target bonus, was deemed by the Compensation and Option Committee to be consistent with prevailing practices for severance arrangements made available to senior executive officers.

      At the time of Mr. Callahan’s resignation, the Board of Trustees appointed Mr. Zell to the roles of interim President and Chief Executive Officer in addition to his role as Chairman of Equity Office. In his role as President and Chief Executive Officer, Mr. Zell vigorously led Equity Office while the search for Mr. Callahan’s successor was successfully concluded and a transition to the new Chief Executive Officer was completed. To recognize his increased responsibilities, Mr. Zell received an annualized base salary of $850,000, consistent with Mr. Callahan’s previous base compensation level. Additionally, Mr. Zell received 615,000 share options with an exercise price of $28.36 for his continued role as Chairman of the Board in 2001, which was somewhat lower than the previous year’s grant of 750,000, as a result of the weakened performance of Equity Office during 2001. In March 2003, Mr. Zell was granted 348,960 options at an exercise price of $24.53 per share and 100,500 restricted shares for his contribution for 2002 in his capacities as Chairman of the Board and Chief Executive Officer. The Committee believes Mr. Zell’s total compensation package of salary and options was reasonable and competitive for his combined contribution as Chairman of the Board and interim President and Chief Executive Officer.

          Policy Regarding Section 162(m)

      Section 162(m) of the Internal Revenue Code limits to $1 million Equity Office’s tax deduction each year for compensation to covered employees, except for certain qualifying “performance-based compensation.” If employed directly by Equity Office, Equity Office’s Chief Executive Officer and other four most highly paid executive officers would be considered covered employees. However, within the Equity Office companies, these senior executives are employed by a subsidiary of the operating partnership, along with most other officers of Equity Office. As a result, Equity Office believes that it has no covered employees whose compensation is subject to the $1 million deduction limit under Section 162(m). However, to the extent that compensation is required to and does not qualify for deduction under Section 162(m), a larger portion of shareholder distributions may be subject to federal income tax expense as dividend income rather than return of capital, and any such compensation allocated to Equity Office’s taxable REIT subsidiaries whose income is subject to federal income tax would result in an increase in income taxes due to the inability to deduct such compensation. Although Equity Office will be mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, Equity Office nevertheless reserves the right to structure the compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

COMPENSATION AND OPTION COMMITTEE

James D. Harper, Jr., Chairman
John A. Foster
David K. McKown
Sheli Z. Rosenberg

      Performance Graph. The following graph compares our shareholder returns (assuming reinvestment of dividends) since December 31, 1997 with the S&P 500 Composite Stock Index and the index of equity REITs prepared by the National Association of Real Estate Investment Trusts. The graph assumes an investment of $100 in each of Equity Office and the S&P 500 Index on December 31, 1997 and, with respect to the NAREIT Index, on December 31, 1997. Equity REITs are defined as those companies which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax-qualified REITs listed on the NYSE, the American Stock Exchange or the Nasdaq Stock Market.

      The points on the graph represent the following numbers:

INDEXED RETURNS

		Year Ended
	Base
Company / Index	Dec97	Dec98	Dec99	Dec00	Dec01	Dec02

EQUITY OFFICE	$100	$80.09	$87.58	$123.17	$120.93	$107.92
S&P 500 INDEX	$100	$128.58	$155.63	$141.46	$124.65	$97.10
NAREIT INDEX	$100	$81.18	$75.92	$95.58	$110.39	$116.15

(1)	Total Shareholder Returns was prepared for us by S&P’s Institutional Market Services.

      Summary Compensation Table. The following table shows the 2002 annual compensation for Samuel Zell and Timothy H. Callahan (each of whom acted as President and Chief Executive Officer of Equity Office during part of 2002), Richard D. Kincaid, the current President and Chief Executive Officer of Equity Office, and the other three most highly compensated executive officers of Equity Office (the “named executive officers”):

		Annual Compensation		Long-Term Compensation Awards

				Restricted	Securities	All Other
		Salary	Bonus	Common Share	Underlying	Compensation
Name and Principal Position(s)	Year	($)(1)	($)(2)	Awards ($)(3)	Options (#)(4)	($)(5)

Richard D. Kincaid (6)	2002	$430,384	$900,000	$1,722,000	135,000	$8,000
President and Chief	2001	$410,000	$400,000	$1,786,840	120,000	$6,800
Executive Officer	2000	$390,000	$500,000	$1,313,125	0	$10,200
Samuel Zell (7)	2002	$598,000	0	0	615,000	$15,536
Chairman of the Board and	2001	N/A	N/A	N/A	N/A	N/A
Former Interim President and	2000	N/A	N/A	N/A	N/A	N/A
Chief Executive Officer
Timothy H. Callahan (8)	2002	$251,507	0	$2,168,457	307,913	$1,655,342
Former President and	2001	$850,000	0	$3,602,500	312,000	$6,800
Chief Executive Officer	2000	$825,000	$1,500,000	$2,984,375	0	$10,200
Peter H. Adams	2002	$350,460	$220,000	$803,600	60,000	$8,000
Executive Vice President —	2001	$350,460	$275,000	$691,680	50,000	$6,800
Strategic Planning and	2000	$330,000	$343,300	$429,750	0	$10,200
Operations
David A. Helfand	2002	$367,500	$275,000	$1,435,000	108,000	$8,000
Executive Vice President —	2001	$367,500	$300,000	$1,441,000	100,000	$3,392
New Business Development	2000	$350,000	$450,000	$907,250	0	$3,400
Stanley M. Stevens	2002	$400,000	$200,000	$789,250	81,000	$8,000
Executive Vice President and	2001	$400,000	$225,000	$749,320	75,000	$6,800
Chief Legal Counsel	2000	$390,000	$325,000	$596,875	0	$10,200

(1)	Amounts shown include cash compensation earned and received by the named executive officers for service during the indicated year as well as amounts earned but deferred at the election of these officers.

(2)	Cash and non-cash bonuses payable in common shares, including amounts earned but deferred, are reported in the year in which the compensation service was performed even if the bonuses were paid in a subsequent year.

(3)	Represents the dollar value of restricted share awards made during the indicated year calculated by multiplying the closing market price of Equity Office common shares on the date immediately preceding the date of grant by the number of shares awarded. This valuation does not take into account the diminution in value attributable to the restrictions applicable to the common shares. The restricted share awards granted in 2002 vest over a five-year period (at a rate of 20% on each anniversary of the grant date). The restricted share awards granted in 2001 and 2000 vest over a five-year period at a rate of 50% on the third anniversary of the grant date, 25% on the fourth anniversary of the grant date and 25% on the fifth anniversary of the grant date. In the event of a termination of employment following a change in control, under the terms of the restricted share agreements, all unvested restricted share awards would become immediately vested. A change in control under the 1997 Share Option and Share Award Plan generally means the acquisition by a person, entity or group of more than 50% of the outstanding Equity Office common shares, a merger or consolidation of Equity Office with one or more other entities as a result of which Equity Office’s common shareholders immediately before the transaction hold less than 50% of the outstanding shares of the surviving entity, or a transfer of substantially all of the property of Equity Office other than to an entity owned 50% or more by Equity Office.

The number and value of the aggregate unvested restricted share holdings of each named executive officer at December 31, 2002 were as follows:

	Number of Restricted	Value at
Name	Common Share Awards	December 31, 2002

Richard D. Kincaid	189,500	$4,733,710
Samuel Zell	0	0
Timothy H. Callahan	0	0
Peter H. Adams	72,500	$1,811,050
David A. Helfand	141,750	$3,540,915
Stanley M. Stevens	84,750	$2,117,055

Distributions are paid on all restricted common share awards at the same rate as on unrestricted common shares.

(4)	Securities underlying options are reported in the year granted. In the event of a termination of employment following a change in control, under the terms of the share option agreements, all unvested options would become immediately vested.

(5)	Includes employer matching and profit-sharing contributions of $8,000 for each of the named executive officers (other than Mr. Zell) to Equity Office’s 401(k) Retirement Savings Plan and a severance payment totaling $1.6 million paid to Mr. Callahan. See “Severance Agreement with Timothy H. Callahan.”

(6)	Mr. Kincaid was appointed President effective November 14, 2002 and Chief Executive Officer effective April 1, 2003.

(7)	Mr. Zell served as interim Chief Executive Officer from April 2002 through March 2003 and the salary listed is pro-rated on an annualized base salary of $850,000. Option grants reflect options granted to Mr. Zell for serving as Chairman of the Board. Other compensation reflects trustee fees Mr. Zell received for the period in 2002 that he served as a non-management trustee.

(8)	Mr. Callahan resigned as President and Chief Executive Officer in April 2002.

      2002 Option Grants. The following table shows the number and value of share options granted to each named executive officer in 2002:

	Individual Grants

		Percent of
	Number of	Total
	Securities	Options	Exercise
	Underlying	Granted to	Price
	Options	Employees in	Per		Grant Date
	Granted	Fiscal Year	Common	Expiration	Present
Name	(1)	2002	Share(2)	Date	Value(3)

Richard D. Kincaid	135,000	2.08	$28.36	02/21/2012	$496,800
Samuel Zell	615,000	9.48	$28.36	02/21/2012	$2,263,200
Timothy H. Callahan	307,917	4.75	$28.36	02/21/2012	$1,133,135
Peter H. Adams	60,000	.93	$28.36	02/21/2012	$220,800
David A. Helfand	108,000	1.67	$28.36	02/21/2012	$397,440
Stanley M. Stevens	81,000	1.25	$28.36	02/21/2012	$298,080

(1)	All options were granted at the fair market value of the Equity Office common shares as of the date of grant. Options granted are for a term of not more than ten years from the date of grant and vest in three annual installments over three years beginning on the first anniversary of the grant date.

(2)	The exercise price for the options granted on February 22, 2002 was the closing price of the Equity Office common shares as listed on the NYSE on the date immediately preceding the date of grant.

(3)	As permitted by SEC rules, Equity Office elected to represent the present value of the share options at the date of grant set forth in this table calculated using the Black-Scholes option-pricing model. Equity Office’s use of this model should not be construed as an endorsement of its accuracy at valuing options.

All share option models require a prediction about the future movement of the share price. The following assumptions were made for purposes of calculating grant date present value: expected time of exercise of ten years, volatility of 19.65%, risk-free interest of 5.50% and a dividend yield of 5.72%. The real value of the options in this table depends upon the actual performance of Equity Office’s common shares during the applicable period the options are exercisable. The dollar amounts in this column are not intended to forecast potential future appreciation, if any, of Equity Office’s common shares.

      Option Exercises and Fiscal Year-End Option Values. The following table shows the number and value of share options (exercisable and unexercisable) for each of the named executive officers as of December 31, 2002.

	Common		Number of Securities		Value of Unexercised In-the-
	Shares		Underlying Unexercised		Money Options at 12/31/02
	Acquired on		Options at 12/31/02 (#)		($) (1)
	Exercise	Value
Name	(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard D. Kincaid	0	0	460,000	215,000	$654,850.00	$0.00
Samuel Zell	0	0	2,236,666	1,118,334	$1,362,250.00	$0.00
Timothy H. Callahan	0	0	1,669,917	0	$1,496,500.00	$0.00
Peter H. Adams	0	0	187,666	93,334	$389,680.00	$0.00
David A. Helfand	0	0	215,833	174,667	$154,500.00	$0.00
Stanley M. Stevens	0	0	400,000	131,000	$772,125.00	$0.00

(1)	Represents the fair market value of a common share on December 31, 2002 ($24.98) less the option exercise price. An option is “in-the-money” if the fair market value of the common shares subject to the option exceeds the option exercise price.

      Change in Control Agreements. Equity Office has entered into change in control agreements with each of the named executive officers (other than Mr. Zell and Mr. Callahan) to address the terms and conditions of their employment in the event of a change in control. A change in control will generally be deemed to have occurred upon (a) a third party’s acquisition of 30% or more of the combined voting power of Equity Office’s voting securities, (b) shareholder approval of a merger, consolidation or other similar reorganization transaction if the shareholders prior to the transaction hold less than 70% of the voting power of the outstanding voting securities of Equity Office after the transaction and the individuals constituting the Board of Trustees prior to the transaction represent less than a majority of the Board of Trustees after the transaction, (c) a complete liquidation or dissolution of Equity Office, (d) an agreement for the sale or other disposition of all or substantially all of the assets of Equity Office (other than to an entity of which at least 70% of the voting shares are owned directly or indirectly by Equity Office) (e) the appointment after May 22, 2002 of a new chief executive officer for Equity Office, or (f) the rejection of the entire slate of trustees that the Board proposes at a single election of trustees or the rejection of one-half or more of the trustees that the Board proposes over any two or more consecutive elections of trustees. As a result of the appointment of Mr. Kincaid to the position of Chief Executive Officer, a change of control has occurred for purposes of these agreements as of April 1, 2003, with the result that as to the named executives these agreements will effectively function comparably to severance agreements should they be terminated without “cause” (as defined) or elect to leave after diminution of their job responsibilities on or prior to April 1, 2005.

      Under the change in control agreements, in the event that the executive officer is dismissed within two years following the effective date of a change in control “without cause” or resigns for “good reason” (as these terms are defined in the change in control agreements), the executive officer would be entitled to all accrued but unpaid compensation and benefits in a lump sum cash payment consisting of the executive officer’s base salary and pro-rated bonus through the date of termination and a severance payment equal to a multiple of 2.5 for each of the named executive officers times the sum of (a) the greater of (x) the executive officer’s annual base salary, at the rate in effect immediately before the change in control, and (y) the executive officer’s annual base salary, at the rate in effect immediately before his or her termination of employment, and (b) the average of the executive officer’s annual bonus for the last three fiscal years. The executive officer and his or her dependents would also continue to be eligible to participate for a period equivalent in years to the multiple of base salary described above in the medical, health, life, disability and hospitalization benefit plans, and all share options and restricted share awards held by the executive officer would become immediately vested, to the extent not previously accelerated. In addition, under the change in control agreements, if any payments made to the executive officer would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, the executive officer would become entitled to receive a tax reimbursement payment that would put the executive officer in the same financial position after-tax that he would have been in if the excise tax did not apply to such amounts.

      Severance Agreement with Timothy H. Callahan. Equity Office entered into a severance agreement with Mr. Callahan in connection with his resignation as President and Chief Executive Officer in April 2002. Under the agreement, Mr. Callahan received separation pay in the amount of $1,647,342, representing the net present value of one year’s salary ($850,000) plus the amount of one annual target bonus ($850,000), which was paid to Mr. Callahan in a lump sum payment. In addition, Equity Office accelerated the vesting of 615,917 options and 143,861 restricted shares held by Mr. Callahan and granted him the right to exercise these options and an additional 1,054,000 options for the remaining term of the options. All remaining unvested restricted shares previously awarded to Mr. Callahan were forfeited by him.

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes information, as of December 31, 2002, with respect to compensation plans (including individual compensation arrangements) that were in effect during fiscal 2002 under which Equity Office common shares are authorized for issuance:

Number of securities
		Weighted-average	remaining available for
	Number of securities to be	exercise price of	future issuance under
	issued upon exercise of	outstanding	equity compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	19,989,848	$27.18	9,813,770	(1)
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total (2)	19,989,848	$27.18	9,813,770	(1)

(1)	Includes 8,210,512 common shares that may be granted or awarded under the 1997 Share Option and Share Award Plan, as amended as of January 1, 2003 and 1,603,258 common shares issuable under the ESPP. The aggregate number of common shares that may be issued under the 1997 Share Option and Share Award Plan, as amended equals 6.8% of the outstanding common shares, calculated on a fully diluted basis, determined annually on the first day of each calendar year.

(2)	Excludes 498,627 Equity Office common shares issuable upon exercise of options that were assumed in prior merger acquisitions that were approved by Equity Office shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Chicago Corporate Headquarters Lease. Equity Office leases approximately 200,000 square feet of office space at Two North Riverside Plaza, Chicago, Illinois from Two North Riverside Plaza Joint Venture. Two North Riverside Plaza Joint Venture is a partnership comprised of trusts established for the benefit of the families of Samuel Zell and Robert Lurie, a deceased former business partner of Mr. Zell. Mr. Zell is Chairman of the Board of Equity Office. In April 2002, Mr. Zell was named as interim Chief Executive

Officer of Equity Office until April 2003, and from April 2002 until November 2002, Mr. Zell also served as interim President of Equity Office. The initial term of the lease is from April 1999 through May 2004. During 2002, we paid approximately $3.9 million to Two North Riverside Plaza Joint Venture for such office space.

      CT Convertible Trust I. In 2002, Equity Office held approximately 20,000 redeemable, non-convertible preferred shares of CT Convertible Trust I, an investment management and real estate finance company. On September 30, 2002, CT Convertible Trust I redeemed these securities at par, including accrued dividends, for which we received approximately $29.2 million. Affiliates of Mr. Zell hold more than a 10% interest in CT Convertible Trust I.

      Wilson/ Equity Office. In June 2000, Equity Office and Wilson Investors-California, LLC, which we refer to as “WI”, an entity controlled by William Wilson III, entered into a joint venture agreement to form Wilson/ Equity Office, LLC, which we refer to as “W/EO,” for the purpose of developing, constructing, leasing and managing development projects in northern California. Mr. Wilson became a trustee of Equity Office in June 2000. W/EO is owned 49.9% by us and 50.1% by WI. Mr. Wilson, through his ownership of WI, owns approximately 22% of W/EO (and approximately 30% of any profits to which WI is entitled under the joint venture agreement). In 2000, Equity Office agreed to loan up to $25 million to WI for its required contribution to W/EO at an interest rate of 15% per annum. The largest outstanding balance of this loan for 2002 was approximately $12 million. The loan was repaid in full in April 2002. Interest earned on this loan in 2002 was approximately $2 million. No amounts were drawn under this loan facility after April 2002 and the loan facility was terminated in December 2002.

      In the fourth quarter of 2000, Equity Office formed joint ventures with WI, through its interest in W/EO, and, in some cases third parties, to develop, construct, lease and manage a total of 12 office buildings in northern California: Concar (2 buildings), The Ferry Building (1 building), Foundry Square I, Foundry Square II, Foundry Square III and Foundry Square IV (4 buildings) and San Rafael Corporate Center I and II (5 buildings). In 2001, Equity Office entered into an agreement with W/EO providing for mortgage financing to the ownership entity of each of these development projects at the greater of 6.5% or LIBOR plus 3.25% generally maturing in 36 months after initial funding. The largest aggregate outstanding balance of these loans for 2002 was approximately $232.7 million. Interest earned on these loans in 2002 was approximately $11.8 million.

      The Foundry Square I building was scheduled to be completed in the third quarter of 2003. The building was 94% pre-leased to a single tenant. In March 2002, the tenant terminated its lease for $85 million and we entered into contracts with our joint venture partners to acquire the land, improvements and partnership interests in Foundry Square I. At the time of our purchase of these interests, our investment in Foundry Square I totaled approximately $14.4 million and WI’s investment in Foundry Square I totaled approximately $3.3 million. WI’s share of the lease termination income and consideration for its joint venture interest was approximately $26 million. Our share of the lease termination fee was approximately $40 million and was recorded as income in the first quarter 2002.

      On December 24, 2002, WI and Equity Office amended the W/EO joint venture agreement, which resulted in W/EO retaining ownership interests in the Foundry Square IV and Concar development projects, Equity Office acquiring W/EO’s interests in five of the development projects (Foundry Square II, Foundry Square III, The Ferry Building and San Rafael Corporate Center I and II) for approximately $3 million of which $1.5 million was distributed to WI, WI receiving W/EO’s option to develop an unrelated development project and the operating business and assets of W/EO (other than Foundry Square IV and Concar), and $1.3 million being distributed to Equity Office. The total amount of indebtness provided by Equity Office on Foundry Square II, The Ferry Building and San Rafael Corporate Center I, which totaled $158.6 million at December 31, 2002, was eliminated upon consolidation for accounting purposes. WI’s investment in the assets transferred to Equity Office was approximately $17.3 million and prior to December 24, 2002, Equity Office’s investment in the five development projects totaled approximately $17.3 million. In addition, it was agreed that no new development projects will be undertaken by W/EO. After December 24, 2002, W/EO’s sole purpose is to hold a 40% ownership interest in the Concar project and an indirect 20% ownership interest in the Foundry Square IV project. Currently, for these two projects, Equity Office is committed to contribute approximately $5.2 million in capital to W/EO, of which approximately $3.6 million has been funded as of December 31, 2002.

      As of February 28, 2003, the aggregate balances of the development loans made by Equity Office to fund the development of Foundry Square IV and Concar were approximately $79.5 million. The largest amount outstanding on this indebtedness in 2002 was $74.1 million. Interest earned on these loans in 2002 was approximately $2.8 million. In addition to our investment of $3.6 million in W/EO as mentioned above, we funded through our direct interest in Foundry Square IV and Concar approximately $13.9 million in capital for development costs through December 31, 2002. In accordance with the W/EO joint venture agreement, we have a right of first offer to purchase W/EO’s interest in each of the Foundry Square IV and Concar projects subsequent to project stabilization.

      From October 2000 through December 24, 2002, W/EO leased approximately 18,000 square feet of office space in San Francisco, California, from Foundry Square Associates I, LLC, a California limited liability company, of which, prior to April 2002, W/EO was the 40% managing member and Equity Office was the 60% non-managing member. Since April 2002, Foundry Square Associates I, LLC has been wholly owned by Equity Office. The lease term commenced on October 2000 and expired on April 30, 2002. From May 1, 2002 through December 24, 2002 W/EO continued to lease this space under the lease holdover provision in the lease. After December 2002, WI assumed W/EO’s leasehold interest. Equity Office is in the process of formalizing this lease with WI. In 2002, W/ EO paid approximately $191,800 in rent to Foundry Square Associates I, LLC.

      In 2002, W/EO earned $4.7 million for providing development management services on the above described development projects. Commencing December 2002, a subsidiary of WI, Wilson Meany Sullivan LP, a Delaware limited partnership, will provide the development management services to Foundry Square II, The Ferry Building and Concar. Development management fees are based on a percentage of the project cost. Equity Office also has engaged Wilson Meany Sullivan LP to provide leasing brokerage services for Foundry Square II and The Ferry Building. Leasing commissions are earned on the amount of square footage leased. In 2002, no fees were paid to Wilson Meany Sullivan LP for these services.

      Beacon Energy Corporation. In 2002, Beacon Energy Corporation leased approximately 22,000 square feet of office space at Two Oliver Street, Boston, Massachusetts from us. The initial term of the lease was from December 1995 through May 2003. In March 1999, Beacon Energy Corporation subleased approximately 5,600 square feet of their 22,000 square feet of office space to an unrelated third party. On December 15, 2002, Beacon Energy Corporation renegotiated the terms of their lease which resulted in: Equity Office assuming the sublease with the unrelated third party; Beacon Energy Corporation terminating the lease at this location; and an affiliate of Beacon Energy Corporation, Beacon Companies Limited Partnership, entering into a lease for approximately 16,500 square feet at 150 Federal Street Boston, Massachusetts. In 2002, Edwin N. Sidman was the president of Beacon Energy Corporation and a trustee of Equity Office. Beacon Energy Corporation paid us approximately $581,000 in rent during 2002 for such office space. Mr. Sidman is Chairman of the Board of Beacon Companies, Inc., the general partner of Beacon Companies Limited Partnership. Beacon Companies Limited Partnership paid us approximately $26,800 in rent for 2002.

      Spieker Lease. In 2002, Warren E. Spieker leased approximately 2,800 square feet in one of our office buildings located in Menlo Park, California. Mr. Spieker is a trustee of Equity Office. Mr. Spieker paid us approximately $118,000 in rent during 2002. The initial term of the lease is from June 2002 through May 2007.

      Spieker Merit Plan. In 1995, Messrs. Foster and Vought purchased 6,690 units and 6,869 units, respectively, of limited partnership interest of Spieker Properties L.P. (“Spieker Partnership”) under an employee benefit plan maintained by Spieker Properties, Inc. (“Spieker”) before it was acquired by Equity Office in July 2001. The employee benefit plan was funded with outstanding units of limited partnership interest of Spieker Partnership contributed to the plan by certain founding limited partners of Spieker Partnership, including Messrs. Spieker, Foster and Vought. Participants in the plan paid for their units with full recourse promissory notes that were secured by their units. The notes were payable in annual installments of principal and interest over ten years or upon termination of employment, if earlier. As payment for the units contributed to the plan by the founding limited partners of Spieker Partnership, Spieker was obligated to pay any cash proceeds received from repayment of participant notes to the founding limited partners of Spieker Partnership who contributed units pro rata based on the number of contributed units. As a result, Spieker did not have any economic interest in the participant notes. The annual interest rate on the Foster and Vought notes was 7.93%. During 2002, the largest amounts outstanding under the Foster and Vought notes was $84,437 and $86,696, respectively. The amounts outstanding under these notes as of March 31, 2003, when the notes were repaid in full, was $85,862 and $88,159, respectively. In accordance with the plan, the proceeds of the loan repayments have been paid to the founding limited partners of Spieker Partnership who contributed units to the plan.

      Executive Officer Loan. In January 2002, Christopher Mundy, an executive officer of Equity Office, borrowed $450,000 from us for personal obligations. The loan was repaid in full on March 29, 2002. The interest rate for the loan was six-percent per annum. Under the terms of the loan, principal and interest for the loan were due in full on April 15, 2002. In 2002, the largest outstanding balance for this loan was approximately $452,000. The loan was secured by a pledge of Mr. Mundy’s interest in 80,000 fully vested Equity Office options.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

      The following table sets forth information with respect to persons who are believed by us to beneficially own more than 5% of our outstanding common shares. The percentage of common shares with respect to the number of common shares beneficially owned is as of March 13, 2003. The number of common shares beneficially owned is taken from the most recent Schedule 13D or 13G filed with the SEC on behalf of such persons or other information made available to us as of March 13, 2003. Except as otherwise indicated, the reporting persons have stated that they possess sole voting and sole dispositive power over the entire number of shares reported.

	Number of Common Shares	Percentage
Name and Address of Beneficial Owner	Beneficially Owned	of Common Shares

Stichting Pensioenfonds Voor	26,472,072	6.5%
de Gezondheid, Geestelijke en Maatschappelijke Belangen (“PGGM”) (1) Kroostweg — Noord 149 3700 AC Zeist The Netherlands

FMR Corp. (2)	22,777,265	5.6%
Edward C. Johnson III Abigail P. Johnson 82 Devonshire Street Boston, MA 02109

Dodge & Cox (3)	22,731,943	5.5%
One Sansome Street 35th Floor San Francisco, CA 94101

(1)	In connection with Equity Office’s acquisition of Cornerstone Properties Inc. in June 2000, Equity Office agreed to assume Cornerstone’s obligations under an amended and restated registration rights and voting agreement, dated December 16, 1998, between Cornerstone and PGGM, as amended by a voting agreement entered into by Equity Office and PGGM concurrently with the Cornerstone merger agreement. Under this agreement, PGGM may not take any of the following actions until 90 days after the date on which no Equity Office trustee nominated by PGGM in accordance with the PGGM voting agreement remains a trustee of Equity Office:

•	directly or indirectly purchase or otherwise acquire, or propose or offer to purchase or otherwise acquire, any of Equity Office’s equity securities if, immediately after such purchase or acquisition, PGGM and its affiliates would own 12% or more of Equity Office common shares. “Equity security” means any (a) Equity Office common shares, (b) securities of Equity Office that are convertible into or exchangeable for Equity Office common shares and (c) options, rights, warrants and similar securities issued by Equity Office to acquire Equity Office common shares;

•	directly or indirectly propose to Equity Office or any person or entity a “business combination,” which is defined to mean any one of the following transactions: (a) any merger or consolidation of Equity Office or any Equity Office subsidiary with any person or entity, other than Equity Office; (b) any sale, lease exchange, mortgage, pledge, transfer or other disposition by Equity Office, in one transaction or a series of transactions to or with any person or entity, of all or a substantial portion of the assets of Equity Office and its subsidiaries taken as a whole; (c) the adoption of any plan or proposal for the liquidation or dissolution of Equity Office proposed by or on behalf of PGGM or any affiliate of PGGM; or (d) any reclassification of securities (including any reverse share split), recapitalization of Equity Office, or any merger or consolidation of Equity Office with any of its subsidiaries, or any other transaction to which Equity Office is a party which has the effect, directly or indirectly, of increasing the proportionate share of PGGM or any affiliate of PGGM, whether or not with or into or otherwise involving PGGM or any affiliate of PGGM; or

•	make, or in any way participate in, any solicitation of proxies to vote, or seek to advise, encourage or influence any person or entity with respect to the voting of any capital shares of Equity Office, initiate, propose or otherwise solicit shareholders of Equity Office for the approval of one or more shareholder proposals or induce or attempt to induce any other person or entity to initiate any shareholder proposal, or deposit any equity securities of Equity Office into a voting trust or subject any equity securities to any arrangement or agreement with respect to the voting of such securities, or form, join or in any way participate in a group with respect to any equity securities.

The standstill provision may be waived by Equity Office with the approval of a majority of its Board, excluding any trustee nominated by PGGM. Mr. van der Vlist currently serves as PGGM’s representative on our Board of Trustees.

(2)	Amendment No. 6 to Schedule 13G of the reporting persons filed with the SEC on February 13, 2003 states that FMR Corp. has sole power to vote or direct the vote of 2,209,762 common shares and has the sole power to dispose or direct the disposition of 22,777,265 common shares. FMR Corp.’s report includes the following additional information:

•	Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., is reported as the beneficial owner of 20,490,203 shares as a result of its acting as an investment advisor to various Fidelity funds. Of these shares, 235,296 common shares would be issuable upon exchange of EOP Operating Limited Partnership exchangeable notes held by FMR Corp., and 201,266 common shares would be issuable upon conversion of Equity Office series B preferred shares owned by FMR Corp.

•	Edward C. Johnson III (FMR Corp.’s chairman), FMR Corp. (through its control of Fidelity Management & Research Company) and the Fidelity funds each is reported as having sole power to dispose of the 20,490,203 shares owned by the Fidelity funds. Neither Mr. Johnson nor FMR Corp. has sole power to vote or direct the voting of the shares owned by the Fidelity funds, which power resides with each of the fund’s board of trustees.

•	Fidelity Management Trust Company, which also is a wholly owned subsidiary of FMR Corp., is the beneficial owner of 2,285,707 shares as a result of its serving as investment manager of certain institutional accounts. Of these shares, 60,926 common shares would be issuable upon conversion of Equity Office series B preferred shares. Mr. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, each is reported as having sole dispositive power over 2,285,707 of these shares and sole power to vote or direct the voting of 2,208,407 of such shares and no power to vote or direct the voting of 77,300 shares.

•	Geode Capital Management, LLC is reported as beneficially owning 1,355 common shares. Certain shareholders and employees of FMR Corp. are managers of Geode, limited partners of Geode’s sole shareholder and members of that sole shareholder’s general partner.

•	Members of Mr. Johnson’s family own approximately 49% of the voting power of FMR Corp. Mr. Johnson owns 12% of the outstanding voting stock of FMR Corp., and Abigail P. Johnson, an FMR Corp. director, owns 24.5% of the outstanding voting stock of FMR Corp. Through their ownership of common stock and execution of a shareholders’ voting agreement, members of the Johnson family may be deemed under the Investment Company Act of 1940 to be a controlling group with respect to FMR Corp.

(3)	Schedule 13G of the reporting person filed with the SEC on February 13, 2003 states that Dodge & Cox has sole power to vote or direct the vote of 21,089,293 common shares, shared power to vote or direct the vote of 423,000 common shares and sole power to dispose or direct the disposition of 22,731,943 common shares. Schedule 13G of the reporting person also states that the securities are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act and/or benefit plans, pension funds, endowment funds or other institutional clients.

AUDITORS

      The Board has engaged Ernst & Young LLP to serve as our auditors for the fiscal year ending December 31, 2003. Ernst & Young LLP was first engaged to serve as our auditors for the fiscal year ended December 31, 1997 and has served as our auditors since such time. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Fees billed to Equity Office by Ernst & Young LLP for services rendered during 2002 and 2001 were as follows:

      Audit Fees: $660,000 for 2002 and $590,000 for 2001.

      Audit-Related Fees: $564,000 for 2002 and $660,200 for 2001. These fees include stand-alone property audits required for loan or venture compliance, audits of expenses billed to tenants, employee benefit plan audits as well as comfort and consent letters related to SEC registration statements.

      Tax Fees: $651,300 for 2002 and $644,900 for 2001. These fees include tax compliance and tax planning services.

      All Other Fees: $0 for 2002 and $31,900 for 2001. These fees include operational audit services.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE
DECLARATION OF TRUST OF EQUITY OFFICE TO ELIMINATE
THE CLASSIFICATION OF THE BOARD OF TRUSTEES

      Description of Proposal. Section 5.2 of Equity Office’s Declaration of Trust currently provides for the classification of the Board of Trustees into three classes, with each class being elected every three years. The Board of Trustees has determined that the Declaration of Trust should be amended to provide for the annual election of all trustees commencing with the 2004 Annual Meeting. In furtherance of this purpose, the Board has unanimously adopted a resolution approving the amendment and declaring its advisability and recommending such amendment to our shareholders.

      A classified board has the effect of making it more difficult for a substantial shareholder to gain control of the board without the approval or cooperation of incumbent board members and, therefore, may deter unfriendly and unsolicited takeover proposals and contests. A classified board also makes it more difficult for shareholders to change a majority of board members even where a majority of shareholders are dissatisfied with the performance of incumbent board members. Many institutional investors believe that the election of board members is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing these policies. However, if the proposal is approved, the entire Board of Equity Office could be removed in any single year, which could make it more difficult to discourage persons from engaging in proxy contests or otherwise seeking control of Equity Office on terms that the current Board of Trustees does not believe are in the best interests of the shareholders.

      The Board of Trustees has examined the arguments for and against continuation of the classified Board and has determined that the classified Board should be eliminated. The Board believes that all trustees should be equally accountable at all times for Equity Office performance and that the will of the majority of shareholders should not be impeded by a classified board. The Board also believes that the proposed amendment will allow shareholders to review and express their opinions on the performance of all trustees each year. Because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board’s membership and our policies and long-term strategic planning should not be affected.

      If the proposed amendment is approved by our shareholders, the classified Board will be eliminated. In addition, each of our trustees, including the nominees for election at the 2003 Annual Meeting of

Shareholders, has agreed to stand for re-election at the 2004 Annual Meeting of Shareholders if the proposed amendment is approved by our shareholders. Trustees will thereafter be elected for one-year terms at each annual meeting of shareholders. In addition, any trustee chosen as a result of the newly created trustee position or to fill a vacancy on the Board of Trustees will hold office until the next annual meeting.

      The text of the proposed amendment to our Declaration of Trust, marked to show changes to our existing Declaration of Trust, is attached as Annex D to this Proxy Statement.

      Board Recommendation. The Board of Trustees unanimously recommends a vote FOR the approval of the amendment to Equity Office’s Declaration of Trust to eliminate the classification of our Board.

      Vote Required. The proposed amendment will be approved upon the affirmative vote of not less than 66 2/3% of all the votes entitled to be cast. Abstentions and broker non-votes will have the same effect as votes cast against the proposal.

PROPOSAL 3: APPROVAL OF THE 2003
SHARE OPTION AND SHARE INCENTIVE PLAN

      This section provides a summary of the terms of the 2003 Share Option and Share Incentive Plan and the proposal to approve the plan.

      The Board of Trustees adopted the 2003 Share Option and Share Incentive Plan on March 27, 2003, subject to approval from our shareholders at the 2003 Annual Meeting. We are asking the shareholders to approve our 2003 Share Option and Share Incentive Plan as we believe that approval of the plan is important to our continued success. The purpose of the 2003 Share Option and Share Incentive Plan is to attract and to encourage the continued employment and service of, and maximize efforts by, officers, employees, trustees, directors and consultants by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of Equity Office. In the judgment of the Board of Trustees, an initial or increased grant under the 2003 Share Option and Share Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of shareholders by aligning more closely the interests of 2003 Share Option and Share Incentive Plan participants with those of our shareholders.

      Equity Office anticipates that it may soon reach the maximum number of shares that currently may be issued pursuant to the existing 1997 Share Option and Share Award Plan, as amended (the “1997 Plan”). The maximum aggregate number of common shares that may be granted for all awards under the 1997 Plan may not exceed 6.8% of the outstanding common shares, calculated on a fully diluted basis and determined annually on the first day of each calendar year. Using this formula, as of March 13, 2003, 4,623,614 common shares remained available for award or grant under the 1997 Plan. Approval of the 2003 Share Option and Share Incentive Plan is needed to continue our ability to offer competitive forms of equity compensation to our officers, employees, trustees, directors and consultants once all shares reserved under the 1997 Plan have been issued or allocated to awards under the 1997 Plan. If the 2003 Share Option and Share Incentive Plan is approved by the shareholders, the 1997 Plan will be amended so that the issuance of awards or shares under the 2003 Share Option and Share Incentive Plan does not increase the number of shares that may be issued pursuant to the 1997 Plan.

      A total of 20,000,000 common shares, or 4.9% of the outstanding common shares at March 13, 2003, are reserved for issuance under the 2003 Share Option and Share Incentive Plan. No more than 10,000,000 of the shares reserved under the plan can be issued in connection with awards other than options. On the record date, the closing price of our common shares was $24.08 per share. There are currently no participants in the 2003 Share Option and Share Incentive Plan. Because participation and the types of awards under the 2003 Share Option and Share Incentive Plan are subject to the discretion of the Compensation and Option Committee of the Board of Trustees, the benefits or amounts that will be received by any participant or groups of participants if the 2003 Share Option and Share Incentive Plan is approved are not currently determinable. On the record date, there were approximately nine executive officers, 1,089 employees and 15 trustees of Equity Office and its related entities who were eligible to participate in the 2003 Share Option and Share Incentive Plan.

Description of the Plan

      A description of the provisions of the 2003 Share Option and Share Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2003 Share Option and Share Incentive Plan, a copy of which is attached as Annex E to this proxy statement.

      Administration. The 2003 Share Option and Share Incentive Plan is administered by the Compensation and Option Committee of the Board of Trustees. Subject to the terms of the plan, the Compensation and Option Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. The day-to-day operations of the plan may be carried out by the Plan Coordinator, who is the senior human resources officer of Equity Office.

      Shares Reserved for Issuance under the Plan. A total of 20,000,000 Common Shares are reserved for issuance under the 2003 Share Option and Share Incentive Plan. The shares issued or to be issued under the 2003 Share Option and Share Incentive Plan consist of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2003 Share Option and Share Incentive Plan. Awards that are share appreciation rights, share units, dividend equivalent rights or performance awards will not reduce the number of shares available under the 2003 Share Option and Share Incentive Plan (unless and until those awards are settled in shares).

      Eligibility. Awards may be made under the 2003 Share Option and Share Incentive Plan to employees of, trustees of, officers of, directors of or consultants to Equity Office or any of our subsidiaries (as that term is defined under Rule 405 of the Securities Act).

      Annual Award Limits. The maximum number of shares subject to options and share appreciation rights that can be awarded under the 2003 Share Option and Share Incentive Plan to any person is 750,000 per year. The maximum number of shares that can be awarded under the 2003 Share Option and Share Incentive Plan to any person, other than pursuant to an option or share appreciation right, is 300,000 per year.

      Amendment or Termination of the Plan. The Compensation and Option Committee may terminate or amend the plan at any time and for any reason. The 2003 Share Option and Share Incentive Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for shareholder approval to the extent required by the Internal Revenue Code or other applicable laws.

      Options. The 2003 Share Option and Share Incentive Plan permits the granting of options to purchase shares intended to qualify as incentive share options under the Internal Revenue Code and options to purchase shares that do not qualify as incentive share options. Only employees of Equity Office or its corporate subsidiaries (as that term is defined under Section 424(f) of the Internal Revenue Code) are eligible to receive incentive share options. Currently, most of the employees of Equity Office are employed by non-corporate subsidiaries.

      The exercise price of each share option may not be less than 100% of the fair market value of our shares on the date of grant. The fair market value is generally determined as the closing price of the shares on the first trading day immediately preceding the grant date. In the case of certain 10% shareholders who receive incentive share options, the exercise price may not be less than 110% of the fair market value of the shares on the date of grant. No outstanding option may be repriced without shareholder approval.

      The term of each share option is fixed by the Compensation and Option Committee and generally may not exceed 10 years from the date of grant. However, the Compensation and Option Committee may, in its discretion, extend the term of a share option to up to 15 years from the date of grant. Unless otherwise determined by the Compensation and Option Committee, employee options are exercisable as follows: one-third (1/3) of the shares subject to the grant become exercisable as of the first anniversary of the grant date, an additional one-third (1/3)

of the shares subject to the grant become exercisable as of the second anniversary of the grant date and the remaining shares subject to the grant become exercisable as of the third anniversary of the grant date. Unless otherwise determined by the Compensation and Option Committee non-employee trustee options are exercisable as follows: one-third (1/3) of the shares subject to the grant become exercisable as of the six month anniversary of the grant date, an additional one-third (1/3) of the shares subject to the grant become exercisable as of the first anniversary of the grant date and the remaining shares subject to the grant become exercisable as of the second anniversary of the grant date. In addition, unless otherwise specified in the applicable award agreement, options will be immediately exercisable in the event of an optionee’s termination of service (1) because of death or disability, (2) in connection with the optionee’s retirement on or after age 62, (3) if the optionee is a trustee, in connection with the optionee’s failure to be re-elected to the Board or (4) following, or in anticipation of, certain change in control transactions. However, if the Chief Legal Counsel of Equity Office determines that, prior to the optionee’s termination of service, the optionee committed acts or omissions that would be the basis of termination for “cause,” the optionee’s unexercised options will expire immediately. Notwithstanding the foregoing, the Compensation and Option Committee may provide for different rules regarding exercise and termination of options in a particular option agreement and/or may accelerate the exercisability of options in its discretion.

      Under the plan, “cause” means, unless otherwise determined by the Compensation and Option Committee or in the applicable award agreement, (1) gross negligence or willful misconduct in connection with the performance of duties, (2) conviction of a criminal offense (other than minor traffic offenses) or (3) material breach of any term of Equity Office’s insider trading policy, the Code of Ethics for Certain Officers, Equity Office’s Code of Ethics, or similar policy, or of any employment or other services, confidentiality, intellectual property or non-competition agreements, if any, between the optionee and Equity Office or a subsidiary.

      Finally, an optionee’s ability to exercise his option may also be limited as follows: (1) any time during which an optionee may be restricted from selling shares under Equity Office’s insider trading policy the Chief Legal Counsel may suspend the optionee’s ability to exercise his option for a reasonable period of time or (2) if the optionee is suspected of committing acts or omissions that would be the basis of termination for “cause,” the Chief Legal Counsel may suspend the optionee’s ability to exercise his option for up to 30 days while an investigation is being conducted.

      In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares (which if acquired from Equity Office have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise. Executive officers or trustees of Equity Office will not be permitted to pay the exercise price of an option by means of cashless exercise unless they have obtained the express prior consent of the Chief Legal Counsel of Equity Office.

      Share options granted under the 2003 Share Option and Share Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, Equity Office may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns. In addition, an optionee may fill out a beneficiary designation form, available from Equity Office, to designate a beneficiary to receive the optionee’s options in the event of the optionee’s death.

      Other Awards. The Compensation and Option Committee may also award:

•	restricted shares, which are shares subject to restrictions.

•	unrestricted shares, which are shares free of restrictions.

•	share units, which are rights to the delivery of shares in the future subject to restrictions.

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for ordinary dividends that would be paid if the recipient had held a specified number of shares.

•	share appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation and Option Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation and Option Committee.

•	performance awards, ultimately payable in shares. The Compensation and Option Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The Compensation and Option Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation and Option Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation and Option Committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the Compensation and Option Committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “covered employees”).

      Effect of Certain Change in Control Transactions. Certain change in control transactions involving us, such as a sale of Equity Office, may cause awards granted under the 2003 Share Option and Share Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change in control transaction.

      Adjustments for Share Dividends and Similar Events. The Compensation and Option Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2003 Share Option and Share Incentive Plan, including the individual limitations on awards, to reflect share dividends, share splits and other similar events.

      Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits certain publicly-held companies to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees of Equity Office or a corporate subsidiary. However, performance-based compensation is excluded from this limitation. The 2003 Share Option and Share Incentive Plan is designed to permit the Compensation and Option Committee to grant restricted share awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), as applicable.

      To qualify as performance-based:

(i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(ii) the performance goal under which compensation is paid must be established by a committee comprised solely of two or more trustees who qualify as outside directors for purposes of the exception;

(iii) before payment is made, the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of the corporation in a separate vote; and

(iv) the committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

      Under the 2003 Share Option and Share Incentive Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), are used exclusively by the committee in establishing performance goals:

•	total shareholder return;

•	such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

•	net income;

•	pretax earnings;

•	earnings before interest expense, taxes, depreciation and amortization;

•	pretax operating earnings after interest expense and before bonuses and extraordinary or special items;

•	operating margin;

•	earnings per share;

•	return on equity;

•	return on capital;

•	return on investment;

•	operating earnings;

•	working capital;

•	ratio of debt to shareholders’ equity;

•	revenue;

•	funds from operations;

•	economic profits; and

•	any other objective business measure identified by the Compensation and Option Committee.

      Under the Internal Revenue Code, a trustee qualifies as an “outside director” of Equity Office if he or she is not a current employee of Equity Office; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of Equity Office; and does not receive, directly or indirectly (including amounts paid to an entity that employs the trustee or in which the trustee has at least a five percent ownership interest), remuneration from Equity Office in any capacity other than as a trustee.

Federal Income Tax Consequences

      Incentive Share Options. The grant of an option will not be a taxable event for the grantee or for Equity Office. A grantee will not recognize taxable income upon exercise of an incentive share option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our shares received pursuant to the exercise of an incentive share option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive share option, except as discussed below.

      For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

      If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the shares in an amount generally equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code, if applicable, and to certain reporting requirements.

      Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or Equity Office. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

      If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      A grantee who has transferred a non-qualified share option to a family member by gift will realize taxable income at the time the non-qualified share option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-qualified share options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

      Restricted Shares. A grantee who is awarded restricted shares will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Unrestricted Shares. A grantee who is awarded unrestricted shares will recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We will generally be allowed a business expense deduction in the same amount and at the same time as the grantee recognizes any ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code, if applicable.

      Share Units. There are no immediate tax consequences of receiving an award of share units under the 2003 Share Option and Share Incentive Plan. A grantee who is awarded share units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Share Appreciation Rights. There are no immediate tax consequences of receiving an award of share appreciation rights under the 2003 Share Option and Share Incentive Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Performance Awards. The award of a performance award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, if applicable, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

      Board Recommendation. The Board of Trustees recommends that shareholders vote FOR the approval of the 2003 Share Option and Share Incentive Plan.

      Vote Required. The affirmative vote of a majority of the votes cast is required to approve the 2003 Share Option and Share Incentive Plan, provided that the total vote cast on the proposal represents over 50% of all votes entitled to be cast on the proposal. For purposes of this vote requirement of the NYSE, (i) a majority of the outstanding common shares must vote on the proposal and (ii) votes in favor must constitute at least a majority of the total votes cast on the proposal. For these purposes, abstentions are considered votes cast but broker non-votes are not considered votes cast. Therefore, an abstention or a broker non-vote generally will have the effect of a vote against the proposal, unless holders of more than 50% of the common shares cast votes on the proposal and the number of votes for exceeds the number of votes against and the number of abstentions (but not broker non-votes), in which event neither an abstention nor a broker non-vote will have an effect on the result of the vote.

PROPOSAL 4: SHAREHOLDER PROPOSAL REGARDING EQUITY
OFFICE’S CONFLICT OF INTEREST POLICY

      The following shareholder proposal has been submitted for consideration by the Service Employees International Union (“SEIU”), 1313 L Street, N.W., Washington, D.C. 20005, owner of 106 Equity Office common shares. If SEIU, or its representative who is qualified under state law to present the proposal on its behalf, attends the 2003 Annual Meeting of Shareholders and presents the proposal, the proposal will be voted upon at the 2003 Annual Meeting of Shareholders.

      RESOLVED, that shareholders of Equity Office Properties Trust (“EOPT”) urge the Board of Trustees to implement a comprehensive policy governing related party transactions that includes the following provisions, in addition to those in the Conflicts Committee Resolution:

      1. Applies to EOPT senior executives;

      2. Clarifies the circumstances under which the Conflicts Committee (the “Committee”) must approve transactions (the Conflicts Committee Resolution currently requires approval for transactions obligating EOPT in an amount not greater than $50,000,000) and the factors relied upon in determining whether a trustee has a “sufficiently material interest” in a transaction that his judgment would likely be impaired in voting on it, as provided in the Conflicts Committee Resolution;

      3. Requires annual disclosure in a report to shareholders of the following information regarding each transaction between EOPT and any senior executive or trustee:

a. Whether the Committee considered or approved it;

b. Whether the Committee or, if the Committee did not consider the transaction, the Board or EOPT’s management, determined whether the transaction involves terms different from those that would likely be negotiated with clearly independent parties;

c. The basis on which any determination described in subpart 3(b) was made; if a fairness opinion or similar appraisal was relied upon, a brief description of the valuation methodology should be provided;

d. If a transaction involves an ongoing relationship, whether the Committee or any other entity will periodically review the relationship to determine whether it is still in the best interest of EOPT and how often review will occur.

SUPPORTING STATEMENT OF SEIU

      Related party transactions — transactions between a company and its insiders — create a risk that the insiders may benefit themselves at the company’s expense by causing the company to engage in transactions that are not on arm’s length terms. They may also inflate earnings or distort financial results. (See AICPA Practice Alert 95-3) A recent report by The Corporate Library highlighted the governance risks of such transactions, stating that they “demonstrate at best insensitivity to the importance of objective, independent oversight from directors and at worst, a blurring of the lines between personal and corporate assets that makes effective oversight impossible.”

      EOPT has engaged in numerous related party transactions in recent years. For example, an EOPT subsidiary provided consulting services to an entity affiliated with EOPT chairman Samuel Zell. EOPT has entered into several arrangements with entities controlled by or affiliated with EOPT trustees. EOPT invested in an entity in which affiliates of Mr. Zell hold more than a 10% interest, then consented to a modification of the terms of the securities EOPT received in the transaction.

      Shareholders cannot tell from the bulk of EOPT’s related party transaction disclosures whether the transactions were evaluated to ensure they were in EOPT’s best interest and on arm’s length terms. We believe that shareholders should receive such information, which will assist them in monitoring EOPT’s board and management. We also believe it is appropriate for EOPT’s policy to apply to senior executives as well as trustees.

EQUITY OFFICE RESPONSE TO SHAREHOLDER PROPOSAL

      In February 2003, Equity Office’s Board of Trustees adopted the Conflicts Committee Charter (a copy of which is attached as Annex B hereto), which amended and restated the prior Conflicts Committee Resolution of the Board that sets forth the powers and authorities of the Conflicts Committee, to:

      1. Provide that the related party transactions policy contained in the prior Conflicts Committee Resolution applies to executive officers of Equity Office in addition to Equity Office’s trustees;

      2. Clarify that the Conflicts Committee has the authority to approve related party transactions with trustees and executive officers where the amount involved is not greater than $50,000,000, with Board approval required of related party transactions where the amount involved exceeds $50,000,000; and

      3. Replace the “sufficiently material beneficial interest” standard previously contained in the prior Conflicts Committee Resolution with a “material financial interest” standard derived from Section 2-419 of the Maryland General Corporation Law (“MGCL”), which addresses interested director transactions between Maryland corporations and their directors (and is generally based on the corresponding provision contained in the Model Business Corporation Act (“MBCA”) at the time of enactment of Section 2-419).

      The Maryland REIT Statute, which is applicable to Maryland REITs such as Equity Office, does not contain a provision on interested trustee transactions. Although Section 2-419 by its terms applies only to Maryland corporations (and not Maryland REITs), it is the most directly comparable provision insofar as there is no corresponding provision contained in the Maryland REIT Statute. Because the “material financial interest” standard is derived from the MGCL, Equity Office believes that it will provide greater clarity than the “sufficiently material beneficial interest” standard contained in the original Conflicts Committee Resolution. The Conflicts Committee Resolution also was amended to provide additional factors for the Conflicts Committee to determine whether a trustee has a “material financial interest,” as follows:

For purposes of this paragraph, the personal economic stake of the Trustee must be in or closely linked to the transaction (that is, the Trustee’s gain must hinge directly on the transaction itself) in order for the Trustee to have a material financial interest in the transaction. A contingent or remote gain is not enough.

      These additional factors are derived from the commentary to the current MBCA provisions dealing with interested director transactions. In providing these additional factors to determine whether a trustee has a “material financial interest” in a transaction, Equity Office believes that it has provided the Conflicts

Committee with additional guidance sufficient to ascertain whether a “material financial interest” would reasonably be expected to influence the trustee’s judgment in voting to approve a transaction.

      Based on the foregoing, Equity Office believes that it has substantially implemented the portions of the shareholder proposal requesting that Equity Office’s Board of Trustees (a) expand the coverage of the Conflicts Committee Resolution to include transactions with senior executives of Equity Office, (b) clarify the circumstances under which the Conflicts Committee has the authority to approve related party transactions and (c) clarify the factors relied upon in determining whether a trustee has a “sufficiently material interest” in a transaction that his or her judgment would likely be impaired in voting on it.

      The shareholder proposal also urges Equity Office’s Board of Trustees as part of Equity Office’s policy governing related party transactions to require annual disclosure in a report to shareholders of all related party transactions with trustees and executive officers.

      We already provide disclosure in our annual meeting proxy statement in response to Item 404 of Regulation S-K, which is the SEC’s regulation requiring disclosure of transactions with our trustees and executive officers. Under the SEC’s Item 404 regulation, which uniformly applies to all public companies, we are generally required to provide information as to:

•	any transaction with a trustee or executive officer exceeding $60,000 in which the trustee or executive officer has a direct or indirect material interest, and

•	specified business relationships of trustees and indebtedness of trustees and executive officers to the Company where the amount of the indebtedness exceeds $60,000.

      Our disclosure under the SEC’s Item 404 in this annual meeting proxy statement is located under the caption “Certain Relationships and Related Transactions.”

      The shareholder proposal requests that we present additional disclosure with respect to all transactions with trustees and senior executives, not only transactions required to be disclosed under the SEC’s Item 404.

      When it adopted SEC Item 404 in 1982, the SEC stressed the importance of having uniformity in related party disclosures. The SEC was also concerned that “overly detailed disclosure about relationships and transactions may result in truly significant relationships and transactions being obfuscated by less important information.” In addition to the SEC’s concern about obfuscation of truly significant relationships and transactions with less important information, the SEC also considered reduction of company compliance burdens as a significant goal achieved by the adoption of SEC Item 404, as noted below:

The [SEC] believes that [the adoption of SEC Item 404] will maintain the quality of disclosure received by security holders and investors while reducing compliance burdens on registrants.

      As indicated by the foregoing, SEC Item 404 was carefully crafted by the SEC to elicit disclosure of relationships and transactions considered significant by the SEC and also to reduce compliance burdens of companies. In contrast, the disclosure suggested by the shareholder proposal would entail disclosure of every transaction with a trustee or senior executive (whether or not it was required to be disclosed under SEC rules and regulations and regardless of how immaterial the transaction may be).

      We believe that, in light of the existing extensive proxy statement disclosure requirements for related party transactions under the SEC’s Item 404, the related party disclosure policy urged by the shareholder proposal is not advisable or appropriate.

      Board Recommendation. For the reasons discussed above, the Board of Trustees recommends that you vote AGAINST the shareholder proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

      Vote Required. The affirmative vote a majority of all of the votes cast is required for approval of the shareholder proposal. For purposes of the vote on the shareholder proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Secretary of Equity Office no later than December 16, 2003 to be considered for inclusion in our Proxy Statement relating to the 2004 Annual Meeting. In addition, any shareholder who wishes to propose a nominee to the Board of Trustees or submit any other matter to a vote at the 2004 Annual Meeting of Shareholders (other than a shareholder proposal included in our proxy materials pursuant to SEC Rule 14a-8) must deliver such information to our Secretary no earlier than February 20, 2004 and not later than March 21, 2004 and must comply with the other provisions and requirements of Article II, Section 13 of our Second Amended and Restated Bylaws, which are on file with the SEC and may be obtained from our Secretary upon request.

By Order of the Board of Trustees

Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Chicago, Illinois

April 14, 2003

ANNEX A

EQUITY OFFICE PROPERTIES TRUST

TRUST GOVERNANCE GUIDELINES

      Over the course of the Trust’s history, the Board has developed governance practices to help it fulfill its responsibility to shareholders to oversee the efforts of management. These practices are memorialized in these guidelines, which have been adopted by the Board to assure that it will have the necessary authority to review and evaluate the Trust’s business operations, as needed, and to make decisions that are independent of the Trust’s management. These Trust Governance Guidelines are also intended to align the interests of Trustees and management with those of the Trust’s shareholders.

      The Nominating and Governance Committee intends to review these guidelines annually, and, at that time, to suggest to the Board such changes as the Committee deems appropriate. As a part of its annual review, the Committee will review the Board practices of other well-managed companies, as well as practices that are the focus of commentators on corporate governance. The Board is strongly committed to sound governance practices. These Trust Governance Guidelines are in addition to the Trust’s Declaration of Trust and Bylaws, in each case as amended, which contain provisions governing the regulation and management of the affairs of the Trust.

I.   ROLE OF THE BOARD

      The Trustees are elected to provide guidance and strategic oversight to the management, both collectively and individually, in order to realize the objective of increasing long-term shareholder value, consistent with their fiduciary duties to shareholders. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and oversees its performance. In fulfilling its responsibilities, the Board is responsible, among other things, for:

(i) overseeing that policies and procedures are in place that are intended to ensure legal and ethical conduct of the Trust’s business activities, strong internal controls and fiscal accountability;

(ii) overseeing the conduct of the Trust’s business to evaluate whether the business is properly managed;

(iii) directing Trust strategy, including with respect to major financial objectives, plans and actions;

(iv) assessing major risk factors facing the Trust and reviewing options for their mitigation;

(v) nominating, compensating, and evaluating Trustees;

(vi) selecting, compensating, evaluating, and, when necessary, replacing the Chief Executive Officer and other senior executives and overseeing compensation policies generally applicable to employees of the Trust;

(vii) making provision for a succession plan for the Chief Executive Officer and other senior executives; and

(viii) evaluating Board processes and performance.

      These activities are performed in cooperation with the Trust’s Chief Executive Officer, who shall be a member of the Board.

II.  COMPOSITION OF THE BOARD

Selection of Trustees

      It is the objective of the Board that each Trustee shall at all times endeavor to:

(i) maintain the highest personal and professional ethics, integrity and values;

(ii) represent the long-term interests of shareholders;

(iii) exercise independence of thought, objective perspective and mature judgment;

(iv) dedicate sufficient time, energy and attention to ensure the diligent and thoughtful performance of his or her duties; and

(v) demonstrate a sincere commitment to the long-term success of the Trust and the achievement of its objectives.

      It is the further objective of the Board that the Board, as a whole, shall at all times endeavor to:

(i) meet the standards of independence from the Trust and its management set forth under “Independence of Trustees”, below; and

(ii) encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance in the performance of its role.

      The Board itself is ultimately responsible for selecting its own nominees for election as Trustees and in recommending them for election by the shareholders. However, the Nominating and Governance Committee is responsible for annually reviewing with the Board the criteria for the nomination of Trustees in light of the then-current composition of the Board and recommending to the Board the Trustee nominees for election at the next annual meeting of shareholders. The Nominating and Governance Committee is also responsible for recommending to the Board trustee membership on Board committees (including chairpersons) and the duties and responsibilities of key Board committees.

Independence of Trustees

      A majority of the Trustees will be independent as required under applicable rules of the New York Stock Exchange (“NYSE”). In addition, the Trust’s Bylaws provide that at least two-thirds of the Trustees shall be persons who are not executive officers of the Trust or persons affiliated with the Trust’s current Chairman of the Board or his affiliates.

      To be considered independent under the proposed NYSE rules, the Board must determine that a Trustee does not have any direct or indirect material relationship with the Trust, EOP Operating Limited Partnership and/or its subsidiaries (“Equity Office”). The Board has established the following guidelines to assist it in determining independence in accordance with the proposed NYSE rules:

a. A Trustee will not be independent if, within the preceding five years: (i) the Trustee was employed by Equity Office; (ii) an immediate family member of the Trustee was employed by Equity Office as an officer; (iii) the Trustee was employed by or affiliated with Equity Office’s independent auditor; (iv) an immediate family member of the Trustee was employed by Equity Office’s independent auditor as a partner, principal or manager; or (v) an Equity Office executive officer was on the board of directors of a company which employed the Equity Office Trustee, or which employed an immediate family member of the Trustee as an officer. For purposes of this subsection (a) and subsection (b) below, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person’s home. Employment by entities acquired by Equity Office by merger, consolidation or otherwise during the period prior to the acquisition shall not be deemed employment by Equity Office for purposes of this subsection (a), except as otherwise required under the rules of the NYSE. In addition, a Trustee who serves as an interim Chief Executive Officer shall not be considered to have been employed by Equity Office immediately after his or her service as interim Chief Executive Officer ends.

b. The following relationships will not be considered to be material relationships that would impair a Trustee’s independence: (i) if a Trustee, an immediate family member of a Trustee, an affiliate of a Trustee, or an affiliate of an immediate family member of a Trustee, leases office or retail space from Equity Office, provided that the Conflicts Committee has determined that the rental rate and other terms of the lease are at market rate and terms in the aggregate at the time the lease is entered into (or renewed if the renewal is not pursuant to terms set forth in the lease in effect at the time of renewal), (ii) if a Trustee or an immediate family member of a Trustee is an executive officer of another company that does business with Equity Office (other than a lease of office or retail space which is covered in clause (i) above) and the annual sales or services provided to, or purchases from or services provided by, Equity Office are less than the greater of $200,000 or five percent of the annual revenues of the company he or she serves as an executive officer; (iii) if a Trustee or an immediate family member of a Trustee is an executive officer of another company which is indebted to Equity Office (other than accounts payable created in the ordinary course of business), or to which Equity Office is indebted, and the total amount of either company’s indebtedness to the other is less than the greater of $200,000 or five percent of the total consolidated assets of the company he or she serves as an executive officer; and (iv) if a Trustee or an immediate family member of a Trustee serves as an officer, director or trustee of a charitable organization, and Equity Office’s discretionary charitable contributions to the organization are less than the greater of $200,000 or five percent of that organization’s total annual charitable receipts. The Board will regularly review all commercial and charitable relationships of Trustees to the extent required to confirm compliance with the foregoing standards. Whether Trustees meet these categorical independence tests will be reviewed prior to their standing for re-election to the Board.

c. For relationships not covered by the guidelines in subsection (b) above, the determination of whether the relationship is material or not, and therefore whether the Trustee would be independent or not, shall be made by the Trustees who satisfy the independence guidelines set forth in subsections (a) and (b) above with the assistance the Nominating and Governance Committee. For example, if a Trustee is the chief executive officer of a company that purchases products and services from Equity Office that are more than the greater of $200,000 or five percent of that company’s annual revenues, the independent Trustees could determine, after considering all of the relevant circumstances, whether such a relationship was material or immaterial, and whether the Trustee would therefore be considered independent under the proposed NYSE rules. Equity Office shall explain in the next annual meeting proxy statement the basis for any Board determination that a relationship was immaterial despite the fact that it did not meet the foregoing categorical tests, and such determination will be made public annually prior to their standing for re-election to the Board.

      In addition to the requirement that a majority of the Board satisfy the independence requirements discussed above, members of the Audit Committee must also satisfy any additional independence requirement under the rules of the NYSE and the Sarbanes-Oxley Act of 2002. Specifically, and without limitation of the foregoing, trustee’s fees are the only compensation an Audit Committee member may receive from Equity Office. The members of the Compensation Committee and the Nominating and Governance Committee must also meet the independence requirements of the NYSE. In annually recommending to the Board Compensation Committee members, the Nominating and Governance Committee also takes into account whether the Compensation Committee members meet the definitions of (a) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (b) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

      Notwithstanding the foregoing, and without regard to any determination of independence, the Conflicts Committee shall review and approve any transaction between a Trustee (or any affiliate or immediate family member of such Trustee) and Equity Office which would be required to be disclosed under Regulation S-K of the Securities Exchange Act of 1934.

Trustees Who Change Job Responsibility or Are No Longer Considered Independent

      Individual Trustees who retire or change the principal position they held when they were most recently elected to the Board, or who cease to be independent following a determination by the Board that they no longer satisfy the criteria to be considered independent under “Independence of Trustees” above, are expected to volunteer in writing to resign from the Board as of the date of retirement or change in position or change in status as an independent Trustee. The Board does not believe that a Trustee in these circumstances should necessarily be required to leave the Board. Rather, the Board believes the Nominating and Governance Committee should have the opportunity to assess each situation based on the individual circumstances and make a recommendation to the Board.

Trustee Tenure and Retirement Policy

      The Board does not believe it should limit the number of terms for which an individual Trustee may serve as a Trustee. Trustees who have served on the Board for an extended period of time are able to provide valuable insight and perspective into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Board believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints though the evaluation and nomination process described in these guidelines.

      A Trustee who is an officer of the Trust (other than a person who served as an officer in an interim capacity) is required to resign from the Board at the time he or she retires or otherwise ceases to be an active employee of the Trust. Consistent with this policy, the Chief Executive Officer (other than a person who served as an interim Chief Executive Officer) is required to resign as a Trustee at the time he or she ceases to be the Chief Executive Officer of the Trust.

      Trustees who are not employees of the Trust are required to volunteer to retire from the Board effective at the Annual Meeting of Shareholders that follows their seventieth birthday.

      Trustees may stand for reelection even though the Trust’s retirement policy may prevent them from completing a full three-year term.

      The Board believes that, given the size and breadth of Equity Office and the desirability of a diversity of Board views, the size of the Board should be in the range of 15 Trustees.

Service on Other Public Company Boards and Board Committees

      Trustees are encouraged to limit the number of other public company boards and committees of those boards on which they serve, taking into account potential board and committee attendance, participation and effectiveness on those boards and committees. Trustees should also advise, in writing, the Chairman of the Board and the Chairman of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board or board committee. As a policy matter, the Board believes that a member of the Audit Committee of the Trust should serve on no more than two other audit committees of the boards of public companies.

III. SELECTION AND COMPENSATION OF BOARD MEMBERS

      The Board has delegated to the Nominating and Governance Committee the power, authority, duties and responsibilities to recommend to the Board the Trustee nominees for election at the next annual meeting or any special meeting of shareholders and any person to be considered to fill a Board vacancy or a newly created trusteeship resulting from any increase in the authorized number of trustees. In the course of its determination whether to recommend a Trustee’s re-nomination to the Board, the Nominating and Governance Committee is charged with giving due regard to whether a Trustee satisfies the criteria for Trustee performance and participation. The Board itself, however, is ultimately responsible for selecting its own nominees for election as Trustees and in recommending them for election by the shareholders.

Extending the Invitation to a Potential Trustee to Join the Board

      Upon the Board’s approval of the nominee, the invitation to join the Board shall be extended to the candidate by the Chairman of the Board.

Orientation of New Trustees and Continuing Education

      An orientation process is mandated for all new Trustees. This process includes comprehensive background briefings by the Chairman, the Chief Executive Officer, the Chief Financial Officer, other officers or employees of the Trust designated by the Chief Executive Officer and the Trust’s Chief Legal Counsel and Secretary. The coordination of the orientation program is the responsibility of the Trust’s Chief Legal Counsel and Secretary.

      Trustees are encouraged to participate in continuing director education programs.

      Trustees are encouraged to visit not less than three of the Trust’s office properties each year.

Trustee Compensation

      The Compensation Committee shall have the responsibility for recommending to the Board compensation and benefits for service on the Board and on Board committees by non-employee Trustees. In discharging this duty, the Committee shall be guided by three goals: compensation should fairly pay Trustees for work required in a company of Equity Office’s size and scope but should not exceed what is customary given the size and scope of Equity Office’s; compensation should align Trustees’ interests with the long-term interests of shareholders; and the structure of the compensation should be simple, transparent and easy for shareholders to understand. At or around the time of the annual shareholders meeting, the beginning of each year, the Compensation Committee shall review non-employee Trustee compensation and benefits and recommend any changes to the Board.

Trustee Equity Ownership

      The Board believes that Trustees should hold meaningful equity ownership positions in the Trust. To assist in accomplishing that objective, the Board believes that a significant portion of Trustee compensation should be made in the form of Trust equity. In addition to this, the Board has recommended minimum share ownership guidelines for its Trustees, as follows: an amount of common shares which has a market value not less than three (3) times their annual base compensation as Trustee, calculated without regard to options, committee fees or chairperson fees. For Trustees who are employed by or otherwise are affiliated with a major shareholder of the Trust, the shares owned by the affiliated entity are attributed to the Trustee for purposes of these guidelines.

      The Compensation Committee is responsible for reviewing Trustee share ownership on an annual basis.

IV. RESPONSIBILITIES AND FUNCTIONING OF THE BOARD

Selection of the Chairman and Chief Executive Officer

      The Chairman of the Board shall be chosen annually by the Board from among its members. The Board has a formal policy that the offices of Chairman of the Board and Chief Executive Officer should be separate and not be held by the same person, except in extenuating circumstances.

Succession Planning

      The Compensation Committee shall periodically make a report to the Board on succession planning, including in the event of an emergency. The Board, with the assistance of the Compensation Committee, shall identify, nominate and evaluate potential successors to the Chief Executive Officer. The Chief Executive Officer should at all times make available, on a confidential basis, his or her recommendations and evaluations of potential successors.

Annual Assessment of Performance of Board and Board Committees

      The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will solicit comments from all Trustees and report annually to the Board with an assessment of the Board’s performance and the performance of Board committees. This will be discussed with the full Board following the end of each year. The assessment will specifically focus on areas in which the functioning of the Board or Board committees could be improved.

Evaluation of the Chief Executive Officer and Other Members of Senior Management

      The Compensation Committee shall annually approve the goals and objectives for compensating the Chief Executive Officer. That Committee shall evaluate the Chief Executive Officer’s performance in light of these goals before setting the Chief Executive Officer’s salary, bonus and other incentive and equity compensation. The Compensation Committee shall also annually approve the compensation structure for other members of senior management, and shall evaluate the performance of the Trust’s other senior executive officers before approving their salary, bonus and other incentive and equity compensation. In addition, the Compensation Committee shall establish general policies relating to compensation and benefit arrangements for other employees.

      The Compensation Committee shall oversee the annual evaluation of management, including the evaluation of the Chief Executive Officer, which should be communicated to the Chief Executive Officer by the Chairman of the Compensation Committee. The Compensation Committee shall annually report the results of the annual evaluation of management to the Board.

Executive Sessions of Non-Management Trustees

      To promote open discussion among the non-management trustees, at the beginning of each regularly scheduled meeting of the Trustees and at such other time as any non-management Trustee may request, the non-management Trustees will meet in executive session without management. The Chairman of the Board, if he or she is not an employee of the Trust, will preside at these executive sessions, and his or her name will be disclosed in the Trust’s annual proxy statement in accordance with NYSE listing standards. In order that interested persons may be able to make their concerns known to the non-management Trustees, the Trust will disclose in its annual meeting proxy statement a method for such parties to communicate directly with the Chairman or with the non-management trustees as a group.

Frequency of Board Meetings

      The Board shall hold in person meetings at least quarterly. In addition, the Board may hold additional meetings from time to time as determined by the needs of the business. The Trust’s Chief Legal Counsel and Secretary shall be responsible for the preparation of minutes of each Board meeting.

Trustee Attendance

      Each Trustee is expected to attend all meetings of the Board and all meetings of Board committees of which the Trustee is a member. The Board recognizes that occasional meetings may need to be scheduled on short notice when the participation of a Trustee is not possible and that conflicts may arise from time to time that will prevent a Trustee from attending a regularly scheduled meeting. However, the Board expects that each Trustee will make every possible effort to keep such absences to a minimum. Poor attendance by a Trustee will be considered by the Nominating and Governance Committee in deciding whether to recommend the Trustee to the Board for re-election as a Trustee.

Selection of Agenda Items for Board Meetings

      The Chairman of the Board, with the assistance of the Trust’s Chief Executive Officer and the Trust’s Chief Legal Counsel and Secretary, shall establish the agenda for each Board meeting. Each Trustee may suggest to the Chairman of the Board the inclusion of additional items on the agenda. Each Trustee may raise at any regular Board meeting subjects for discussion that are not on the meeting’s formal agenda.

      At the last regularly scheduled quarterly meeting of the Board in each calendar year, the Chairman of the Board shall provide a list of continuing items to be on the Board agenda for the next succeeding year and the meetings at which each item will be considered.

      Information that is important to the Board’s understanding of the business of the Trust shall be distributed to the Board sufficiently in advance of each Board meeting to permit the Trustees adequate time to consider the material and ask questions of management, as appropriate. Trustees are expected to review the information in advance of the meeting so that they can knowledgeably participate in the meeting. All such information shall be maintained in conformity with the Trust’s policies on confidentiality.

Attendance of Non-Trustees at Board Meetings

      The Chief Financial Officer, the Chief Investment Officer, the Chief Legal Counsel, the Chief Operating Officer and the Assistant Secretary of the Trust are expected to attend the nonexecutive sessions of Board meetings. The Chief Executive Officer, at his or her discretion, may invite other employees, advisors or consultants to attend the nonexecutive sessions of Board meetings for the limited purpose, and only during the period, of making presentations. The Chairman, at his or her discretion, may also invite employees of the Trust, consultants, advisors or others, as appropriate, to attend Board meetings.

Trust Strategy

      From time to time, the Board will meet with management regarding the strategic issues and opportunities facing the Trust. Significant Trust strategy decisions are expected to be brought to the attention of the Board by senior management in a timely way for the Board’s consideration. These decisions shall be discussed and approved by the full Board.

Operating Plans and Financial Goals

      The Board shall review and approve the Trust’s yearly operating plans and specific financial goals, and monitor performance throughout the year.

Access to Management and Outside Counsel and Auditors

      Board members shall have complete access to management and the Trust’s outside counsel and auditors. It is the obligation of each Board member to use judgment to be sure that such contact is not distracting to the business operations of the Trust and that, except as may be inappropriate, the Chief Executive Officer is appropriately advised of all such contacts.

Power to Retain Advisors

      The Board and each Board committee have the power at the Trust’s expense to hire legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Trust in advance.

Board’s Interaction with Institutional Investors, the Press, Customers and Other Constituencies of the Trust

      The Board believes that management should speak for the Trust. Individual Trustees may, from time to time, receive requests for comment from various constituencies who are involved with the Trust. Any such request should be forwarded to the Chief Executive Officer or his or her designee. If comments from the Board are appropriate, they should come from the Chairman, the Chief Executive Officer or from the Trust’s other designated spokespersons.

V.  BOARD COMMITTEE MATTERS

Board Committees

      The Board has established the following committees: Audit, Compensation, Executive, Nominating and Governance, and Conflicts. The members of the Audit, Compensation, and Nominating and Governance Committees shall be independent Trustees taking into account the listing standards of the NYSE and applicable laws, rules and regulations, including (a) with respect to the Audit Committee, whether the Audit Committee members meet the independence requirements of the NYSE and under Section 301 of the Sarbanes-Oxley Act of 2002, (b) with respect to the Compensation Committee, whether Compensation Committee members meet the independence requirements of the NYSE and the definitions of (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) with respect to the Nominating and Governance Committee, whether Nominating and Governance Committee members meet the independence requirements of the NYSE. The members of the Audit Committee shall also meet the experience requirements of the NYSE and, if practicable, at least one member of the Audit Committee shall satisfy the definition of an “audit committee financial expert” under the rules of the SEC. If any Trustee ceases to be independent under the applicable standards set forth herein while serving on any committee whose members must be independent, he or she shall promptly resign from that Committee.

Assignment and Rotation of Committee Members

      Committee members will be appointed by the Board upon recommendation of the Nominating and Governance Committee, consistent with the Nominating and Governance Committee Charter, with consideration given to the preferences of individual Trustees. The Nominating and Governance Committee is also responsible for recommending to the Board the proposed chair of each committee. It is the sense of the Board that consideration should be given to rotating committee members periodically to the extent practicable, but the Board does not feel that rotation should be mandated as a policy.

Board Committee Charters

      Each Board committee will have its own charter. The charters will set forth the purposes, membership, powers, authority, duties and responsibilities of the Board committees. The charters will also provide that each Board committee will annually evaluate its performance and include such other provisions as may be required by the listing standards of the NYSE.

Selection of Agenda Items for Board Committee Meetings

      The chair of each Board committee, in consultation with the appropriate members of management and the assistance of the Trust’s Chief Legal Counsel and Secretary, develops the committee’s agenda which shall include an annual committee agenda of recurring items.

      Each Trustee who is a member of a committee may suggest the inclusion of additional items on the agenda. Each Trustee may raise at any regular committee meeting subjects for discussion that are not on the meeting’s formal agenda.

Frequency of Committee Meetings

      Each committee chair, in consultation with committee members, shall determine the frequency of the meetings of the committee. The Trust’s Chief Legal Counsel and Secretary shall be responsible for the preparation of minutes of each Committee meeting.

      Management shall assign an officer to provide and coordinate staff support for each committee. Each committee chair may invite members of management or others, as appropriate, to attend sessions of committee meetings.

      Adopted by the Board of Trustees on February 13, 2003

ANNEX B

EQUITY OFFICE PROPERTIES TRUST

CONFLICTS COMMITTEE CHARTER

I.   PURPOSE

      The Conflicts Committee is appointed by the Board of Trustees (the “Board”) to discharge the Board’s responsibilities relating to the consideration and approval, to the extent provided in this Charter, of transactions between the Trust and Trustees of the Trust or its executive officers.

II.  COMMITTEE MEMBERSHIP

      The Conflicts Committee shall consist of no fewer than three members of the Board. The members of the Conflicts Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Conflicts Committee members may be replaced by the Board.

III. COMMITTEE POWERS, AUTHORITY, DUTIES AND RESPONSIBILITIES

      1. The Conflicts Committee shall have the power and authority of the Board to consider and, in each case where the transaction obligates or is expected to obligate the Trust in an amount not greater than $50,000,000, to approve, in the name and on behalf of the Trust (including, without limitation, in the name and on behalf of EOP Operating Limited Partnership, in the Trust’s capacity as its general partner, as applicable, and other subsidiaries), any transaction in which the Trust is or is proposed to be a party, either directly or indirectly, and as to which, based on facts known at the time of commitment, any of the following persons or entities either is or is entitled to be a party, whether directly or indirectly, to the transaction or any Trustee has a material financial interest in the transaction of such significance to the Trustee that it would reasonably be expected to influence the Trustee’s judgment if he or she were called upon to vote on approving the transaction: (a) any Trustee or executive officer of the Trust or any Related Person of any Trustee or executive officer of the Trust; (b) any person or entity (other than the Trust) of which the Trustee or executive officer of the Trust or any Related Person of any Trustee or executive officer of the Trust is the owner of more than 5% of any class of equity securities or is a director, trustee, general partner, agent, officer or employee; (c) any person or entity that controls one or more of the persons specified in clause (b) or a person or entity that is controlled by, or is under common control with, one or more of the persons or entities specified in clause (b); or (d) an individual who is a general partner, principal or employer of the Trustee. For purposes of this paragraph, the personal economic stake of the Trustee must be in or closely linked to the transaction (that is, the Trustee’s gain must hinge directly on the transaction itself) in order for the Trustee to have a material financial interest in the transaction. A contingent or remote gain is not enough. In addition to the foregoing, the Conflicts Committee shall approve, in accordance with the provisions hereof, any transaction which would be required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities Exchange Act of 1934.

      2. Any Trustee or executive officer of the Trust who knows of a transaction covered by the foregoing shall immediately notify and provide all material information about the transaction known to him or her to the Conflicts Committee, which shall thereafter promptly consider the transaction. The Board, any Trustee or any executive officer of the Trust may notify the Conflicts Committee about any transaction that it has reason to believe is covered by the foregoing and, upon request, the Board, such Trustee or such executive officer shall provide to the Conflicts Committee all relevant information known or in the control of the referring person. Upon receipt of such notice, the Conflicts Committee shall notify the Chairman of the Board and the Secretary of the Trust in order that the Board of Trustees which, absent the Board’s determination that such notice was improper, shall take no further action with respect to the transaction unless and until approved, ratified or recommended to the Board by the Conflicts Committee. The Trust shall not enter into such transaction without the approval, ratification or recommendation of the Conflicts Committee acting by unanimous written consent or by the affirmative vote of a majority of its members present and voting at any

B-1

meeting thereof (excluding any members disqualified pursuant to the immediately succeeding paragraph). The Board of Trustees shall approve transactions covered by the foregoing where the amount involved exceeds $50,000,000. Nothing herein shall require approval by the Conflicts Committee of fees or other compensation to Trustees for their service as Trustees or of compensation or employee benefits to executive officers of the Trust for their service as executive officers of the Trust.

      3. Any member of the Conflicts Committee who is a party to or who has an interest in the transaction of the type described above shall take no part in the deliberations of the Conflicts Committee on the transaction.

      4. For purposes of the foregoing, the following terms shall have the following meanings:

a. “Affiliate” means a person or entity that directly or indirectly controls, or is controlled by, or is under common control with, a specified person or entity.

b. “Control”, including the terms “controlling” or “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether by ownership of voting securities, by contract or otherwise. The beneficial ownership of ten percent or more of securities entitled to be voted generally in the election of directors creates a presumption of control.

c. “Time of commitment” as to a transaction means the time when the transaction is consummated or, if made pursuant to contract, the time when the Trust becomes contractually obligated so that its unilateral withdrawal from the transaction would entail significant loss, liability or other damage.

d. “Related Person” of a Trustee or executive officer of the Trust means (a) the spouse (or a parent or sibling thereof) of the Trustee or executive officer of the Trust, or a child, grandchild, sibling, parent (or spouse of any thereof) of the Trustee or executive officer of the Trust, or an individual sharing the same residence as the Trustee of the executive officer of the Trust, or a trust or estate of which a Trustee or executive officer of the Trust or an individual specified in this definition is a substantial beneficiary or (b) a trust, estate, incompetent, conservatee or minor of which the Trustee or executive officer of the Trust is a fiduciary.

      5. The Conflicts Committee shall meet from time to time as may be necessary and shall make reports to the Board at its next regularly scheduled meeting following each meeting of the Conflicts Committee.

      6. The Conflicts Committee may, to assist it in the performance of its responsibilities, engage and obtain the advice and assistance from outside legal, accounting or other advisors of its choosing, without the approval of the engagement by the Board or management, and may direct the proper officers of the Trust to pay the reasonable fees and expenses of any such advisors.

      7. The Conflicts Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      8. The Conflicts Committee shall annually review its own performance and report the results of this review to the Board.

      9. The Conflicts Committee shall have such other powers, authority, duties and responsibilities as may be assigned to it from time to time by the Board.

      Adopted by the Board of Trustees on February 13, 2003.

B-2

ANNEX C

EQUITY OFFICE PROPERTIES TRUST

CODE OF ETHICS FOR CERTAIN OFFICERS

I. INTRODUCTION

      This Code of Ethics for Certain Officers (this “Code”) of Equity Office Properties Trust (the “Trust”) applies to the principal executive officer, the principal financial officer and the principal accounting officer (each an “Officer”). This Code covers policies designed to promote (1) honest and ethical conduct, (2) avoidance of conflicts of interests, (3) full, fair, accurate, timely and understandable disclosure and (4) compliance with applicable governmental laws, rules and regulations. Each Officer must conduct him/herself according to these policies and seek to avoid even the appearance of improper behavior. Officers should also refer to the Trust’s Code of Business Conduct and Ethics, which supplements and is in addition to this Code.

      If a law conflicts with a policy in this Code, you must comply with the law; however, if a local custom or policy conflicts with this Code, you must comply with this Code. If you have any questions about these conflicts or this Code, you should ask the Chief Legal Counsel how to handle the situation.

      Each Officer will be held accountable for adherence to this Code. Those who violate the policies in this Code will be subject to disciplinary action, up to and including a discharge from the Trust and, where appropriate, civil liability and criminal prosecution. If you are in a situation that you believe may violate or lead to a violation of this Code, you must report the situation as described in Section VII of this Code.

II. HONEST AND ETHICAL CONDUCT

      Each Officer must always conduct him/herself in an honest and ethical manner. Each Officer must act with the highest standards of personal and professional integrity. All actual or apparent conflicts of interest between personal and professional relationships must be handled honestly, ethically and in accordance with the policies specified in this Code.

III. CONFLICTS OF INTEREST

      The Trust respects the rights of each Officer to manage their personal affairs and investments and does not wish to intrude upon their personal lives. At the same time each Officer must act in the best interests of the Trust and avoid situations that present a potential or actual conflict between their interests and the interests of the Trust.

      A “conflict of interest” exists when an individual’s private interest interferes in any way — or even appears to interfere — with the interests of the Trust as a whole. A conflict situation can arise when an Officer takes actions or has interests that may make it difficult to perform his or her Trust work objectively and effectively. Conflicts of interest also arise when an Officer, or members of his or her immediate family, receive improper personal benefits as a result of his or her position in or with the Trust.

IV.	COMPLIANCE WITH APPLICABLE GOVERNMENTAL LAWS, RULES AND REGULATIONS

      Compliance with applicable governmental laws, rules and regulations, both in letter and in spirit, is one of the foundations on which this Trust’s ethical policies are built. As an Officer, you must understand and take responsibility to comply with the governmental laws, rules and regulations of the cities, states and countries in which we operate. For example, it is critical that you understand the governmental laws, rules and regulations applicable to disclosures the Trust is required to make in its periodic reports and otherwise. Although you may not know the details of all these laws, rules and regulations, it is important to know enough to determine when to seek advice from the Chief Legal Counsel or other appropriate personnel.

V.	RULES TO PROMOTE FULL, FAIR, ACCURATE, TIMELY AND UNDERSTANDABLE DISCLOSURE

      To the extent consistent with your assigned duties and responsibilities, you must take the following steps to ensure full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust and/or EOP Operating Limited Partnership (“EOP Partnership”) files with the Securities and Exchange Commission (“SEC”) and in other public communications made by the Trust and/or EOP Partnership:

1. Carefully review drafts of reports and documents the Trust and/or EOP Partnership is required to file with the SEC before they are filed and press releases or other public communications of the Trust and/or EOP Partnership before they are released to the public, with particular focus on disclosures each Officer does not understand or agree with and on information known to the officer that is not reflected in the report, document, press release or public communication.

2. Take steps to ensure that disclosure controls and procedures are established and maintained that are designed to ensure that material information is included in each report, document, press release or public communication in a timely fashion.

3. Consult with the audit committee on a regular basis to determine whether they have identified any weaknesses or concerns with respect to internal controls.

4. When relevant, confirm that neither the Trust’s internal auditors nor its outside accountants are aware of any material misstatements or omissions in the draft report or document, or have any concerns about the management’s discussion and analysis section of a report.

5. Bring to the attention of the Audit Committee any matters that you feel could compromise the integrity of the financial reports of the Trust and/or EOP Partnership.

VI. WAIVERS OF OR CHANGES IN THIS CODE

      The provisions of this Code may be waived only by the Board of Trustees or by the Audit Committee. Any waiver of this Code for an Officer will be promptly disclosed as required by law or regulation of the SEC or the New York Stock Exchange.

VII. REPORTING ANY VIOLATIONS OF THIS CODE

      If you believe that actions have taken place, may be taking place or may be about to take place that violate or would violate this Code, you must bring the matter to the attention of the Trust. You are encouraged to talk to the Chief Legal Counsel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation.

      You are required to communicate any violations of this Code to the Chairman of the Audit Committee, by any of the following methods:

•	In writing either by internal mail or U.S. mail;

•	By e-mail; or

•	By telephone.

      We would prefer you identify yourself to facilitate our investigation of any report. However, you may choose to remain anonymous. We will use reasonable efforts to protect the identity of any person who reports potential misconduct and any retaliation for reports of misconduct by others made in good faith will not be tolerated. Indeed, any employees, officers or trustees who engage in retaliation are subject to discipline, up to and including termination, and in appropriate cases, civil and/or criminal liability. We will also use reasonable efforts to protect the identity of the person about or against whom an allegation is brought, unless and until it is determined that a violation has occurred. Any person involved in any investigation in any capacity of a possible misconduct must not discuss or disclose any information to anyone outside of the investigation unless required by law or when seeking his or her own legal advice, and is expected to cooperate fully in any investigation.

      Any use of these reporting procedures in bad faith or in a false or frivolous manner will be considered a violation of this Code.

VIII. ADMINISTRATION

      The Audit Committee. The Audit Committee of the Board of Trustees will administer this Code. The Audit Committee will be responsible for the annual review of the compliance procedures in place to implement this Code and will recommend clarifications or necessary changes to this Code to the Board for approval.

      Officers. Each Officer is responsible for reviewing this Code and ensuring they have signed the attached certification. Each Officer is also responsible for the diligent review of practices and procedures in place to help ensure compliance with this Code.

      Adopted by the Board of Trustees on February 13, 2003.

ANNEX D

AMENDMENT TO DECLARATION OF TRUST ELIMINATING
THE CLASSIFICATION OF THE BOARD OF TRUSTEES

Underlined text will be added and [bracketed text] will be deleted.

Section 5.2 of the Equity Office Declaration Of Trust

      SECTION 5.2. Number and [Classification] Election. The number of Trustees (hereinafter the “Trustees”) shall [initially] be [three, shall be increased to] not less than nine [within 90 days following closing of the Trust’s initial public offering of Shares (as hereinafter defined), and shall not thereafter be decreased,] but may be increased to a maximum of sixteen pursuant to the Bylaws of the Trust. Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect the Declaration of Trust or the powers of the remaining Trustees. The Trustees shall be elected by the shareholders at every [third] annual meeting thereof in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws. [The names and addresses of the initial three Trustees, who shall serve until the first annual meeting of shareholders and until their successors are duly elected and qualify, or until such later time as determined by the Board of Trustees as hereinafter provided, are:]

[Name]	[Address]

[Samuel Zell]	[c/o Equity Group Investments, Inc.] [Two North Riverside Plaza, Suite 600] [Chicago, IL 60606]
[Sheli Z. Rosenberg]	[c/o Equity Group Investments, Inc.] [Two North Riverside Plaza, Suite 600] [Chicago, IL 60606]
[Timothy H. Callahan]	[c/o Equity Office Properties Trust] [Two North Riverside Plaza, Suite 2200] [Chicago, IL 60606]

      [These] The Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees[, and classify the]. All Trustees [(other than any Trustee elected solely by holders of one or more classes or series of Preferred Shares) with respect to the terms for which they severally] shall hold office[, into three classes, as nearly equal in number as possible, one class to hold office initially] for a term expiring at the next succeeding annual meeting of shareholders, [another class to hold office initially for a term expiring at the second succeeding annual meeting of shareholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of shareholders,] with the Trustees [of each class] to hold office until their successors are duly elected and qualified. [qualify. At each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.] Election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws.

      It shall not be necessary to list in the Declaration of Trust the names and addressees of any Trustees hereinafter elected.

D-1

ANNEX E

EQUITY OFFICE PROPERTIES TRUST

2003 SHARE OPTION AND SHARE INCENTIVE PLAN

      Equity Office Properties Trust, a Maryland real estate investment trust (the “Company”), sets forth herein the terms of its 2003 Share Option and Share Incentive Plan (the “Plan”), as follows:

1.     PURPOSE

      The Plan is intended to enhance the Company’s and its Subsidiaries’ (as defined herein) ability to attract and retain highly qualified officers, trustees, employees, directors, and consultants, and to motivate such officers, trustees, employees, directors and consultants to serve the Company and its Subsidiaries and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, trustees, employees, directors and consultants an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of share options, share appreciation rights, restricted shares, unrestricted shares, share units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Options granted under the Plan may be non-qualified share options or incentive share options, as provided herein; provided, however, that incentive share options shall be granted only to employees of the Company or any Subsidiary of the Company that is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code (as defined herein).

2.     DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

      2.1     “Award” means a grant of an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit or Dividend Equivalent Right under the Plan.

      2.2     “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

      2.3     “Benefit Arrangement” shall have the meaning set forth in Section 16 hereof.

      2.4     “Board” means the Board of Trustees of the Company.

      2.5     “Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company or a Subsidiary, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of the Company’s insider trading policy, the Code of Ethics for Certain Officers, the Company’s Code of Ethics, or similar policy, or of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Grantee and the Company or a Subsidiary.

      2.6     “Change in Control” means

(i) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a “Company Subsidiary”), (b) the Company or any Company Subsidiary or (c) any Person in connection with a “Non-Control Transaction” (as hereinafter defined),

(ii) Approval by shareholders of the Company of: (a) a merger, consolidation or reorganization involving the Company, if: (1) the shareholders of the Company, immediately before such merger, consolidation or reorganization, fail to own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the entity resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same relative proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; and (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization do not constitute at least a majority of the members of the board of directors of the Surviving Corporation or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation. (A merger, consolidation or reorganization involving the Company which fails to satisfy the conditions described in clauses (1) and (2) shall herein be referred to as a “Non-Control Transaction.”); (b) a complete liquidation or dissolution of the Company; or (c) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than to an entity of which the Company directly or indirectly owns at least 70% of the voting shares). Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur,

(iii) The rejection by the voting Beneficial Owners of the outstanding Shares of the entire slate of trustees that the Board proposes at a single election of trustees, or

(iv) The rejection by the voting Beneficial Owners of the outstanding Shares of one-half or more of the trustees that the Board proposes over any two or more consecutive elections of trustees.

      2.7 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

      2.8 “Committee” means the Compensation and Option Committee of the Board, which shall be constituted as provided in Section 3.1.

      2.9 “Company” means Equity Office Properties Trust.

      2.10 “Company’s Designated Broker” means an unrelated third party brokerage firm, approved by resolution of the Committee, designated to be the Company’s preferred provider or exclusive provider (as provided in the Committee resolution) for the purchase and sale of the Company’s Shares issued under the Plan.

      2.11 “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

      2.12 “Disability” means a physical or mental condition that entitles a Grantee to benefits pursuant to the Employer-sponsored long-term disability plan in which the Participant participates.

      2.13 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 14 hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

      2.14 “Effective Date” means March 27, 2003, the date the Plan was approved by the Board.

      2.15 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      2.16 “Executive Officer” means an executive officer of the Company within the meaning of Rule 3b-7 under the Exchange Act.

      2.17 “Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, Inc. or are publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Share on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the first trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no closing price (or highest bid and lowest asked prices or high and low sale prices) is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Shares as determined by the Committee in good faith.

      2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

      2.19 “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee.

      2.20 “Grantee” means a person who receives or holds an Award under the Plan.

      2.21 “Incentive Share Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

      2.22 “Non-qualified Share Option” means an Option that is not an Incentive Share Option.

      2.23 “Option” means an option to purchase one or more Shares pursuant to the Plan.

      2.24 “Option Price” means the exercise price for each Share subject to an Option.

      2.25 “Other Agreement” shall have the meaning set forth in Section 16 hereof.

      2.26 “Performance Award” means an Award of Restricted Shares or Share Units made subject to the attainment of performance goals (as described in Section 15) over a performance period of up to ten (10) years.

      2.27 “Plan” means this Equity Office Properties Trust 2003 Share Option and Share Incentive Plan.

      2.28 “Plan Administrator” means the Compensation and Option Committee of the Board.

      2.29 “Plan Administrator’s Designated Agent” means an unrelated third party, as designated by resolution of the Committee, who shall assist the Company’s Plan Coordinator with the day-to-day operations of the Plan.

      2.30 “Plan Coordinator” means the senior human resources officer of the Company who may carry out the day-to-day operations of the Plan.

      2.31 “Purchase Price” means the purchase price, if any, for each Share pursuant to a grant of Restricted Shares.

      2.32 “Restricted Shares” means Shares awarded to a Grantee pursuant to Section 11 hereof.

      2.33 “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

      2.34 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

      2.35 “Service” means service as an officer, employee, trustee or director of the Company or any Subsidiary. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an officer, employee, trustee or director of the Company or any Subsidiary. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive.

      2.36 “Share(s)” means the authorized common shares of beneficial interest, par value $.01 per share, of the Company.

      2.37 “Share Appreciation Right” or “SAR” means a right granted to a Grantee under Section 10 hereof.

      2.38 “Share Units” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee pursuant to Section 11 hereof.

      2.39 “Subsidiary” means any subsidiary of the Company within the meaning of Rule 405 under the Securities Act.

      2.40 “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.4 hereof.

      2.41 “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding beneficial interest of the Company or any of its Subsidiaries. In determining ownership, the attribution rules of Section 424(d) of the Code shall be applied.

      2.42 “Unrestricted Share” means a Grant awarded pursuant to Section 12 hereof.

3.     ADMINISTRATION OF THE PLAN

      3.1.     Committee

      The Plan shall be administered by the Committee. The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s declaration of trust and bylaws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company’s declaration of trust and bylaws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

      The Committee shall consist of independent trustees, to the extent required by the rules of the New York Stock Exchange or other national securities exchange on which the Shares are then listed. Except as the Board may otherwise determine, the Committee, may (but shall not be required to) consist of two or more trustees of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

      The Committee may delegate its authority under the Plan to the Chief Executive Officer of the Company to make Awards to employees of the Company and its Subsidiaries who are not Executive Officers of the Company, provided that the Committee shall specify the aggregate number of such Awards and the terms of such Awards that the Chief Executive Officer of the Company may make pursuant to such delegated authority.

      3.2.     Plan Coordinator

      The day-to-day operations of the Plan may be carried out by the Plan Coordinator, who shall be the senior human resources officer of the Company.

      3.3.     Terms of Awards

      Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of Shares to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Share Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award; provided, however, that pursuant to Section 5.3, no such amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award; and, provided further, such amendment or modification may not reduce the exercise price for such Award without shareholder approval. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

      The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of any business entity to be acquired by the Company or a Subsidiary. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with the Company’s insider trading policy, the Code of Ethics for Certain Officers, the Company’s Code of Ethics, or any similar policy, or any non-competition agreement, any agreement prohibiting solicitation of employees or tenants of the Company or any Subsidiary thereof or any confidentiality obligation with respect to the Company or any Subsidiary thereof or otherwise in competition with the Company or any Subsidiary thereof, to the extent specified in such Award Agreement applicable to the Grantee. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee that result in the termination of the Grantee’s employment for Cause, as defined in the Plan or the Award Agreement. Furthermore, except to the extent otherwise provided in an agreement or contract with the Grantee, the Company may annul an Award if the Grantee is an employee of the Company or a Subsidiary thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement or otherwise providing an electronic acceptance of such Award Agreement in the form and manner as provided by the Plan Coordinator or the Plan Administrator’s Designated Agent.

      3.4.     Deferral Arrangement

      The Committee may permit the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

      3.5.     No Liability

      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.     SHARES SUBJECT TO THE PLAN

      Subject to adjustment as provided in Section 18 hereof, the number of Shares available for issuance under the Plan shall be 20,000,000. Notwithstanding the preceding sentence, the aggregate number of Shares which cumulatively may be available for issuance pursuant to Awards other than Awards of Options shall not exceed 10,000,000 Shares. Shares to be issued under the Plan shall be authorized but unissued Shares. If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 19.3 the withholding obligation of any Grantee with respect to an Option, is satisfied by tendering Shares to the Company (by either actual delivery or by attestation) or by withholding Shares, only the number of Shares issued net of the Shares tendered or withheld shall be deemed issued for purposes of determining the maximum number of Shares available for issuance under the Plan. Awards constituting SARs, Share Units, Dividend Equivalent Rights or Performance Awards will not reduce the number of Shares available for issuance under the Plan (except to the extent such Awards are settled in Shares.)

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

      5.1.     Effective Date

      The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date by holders of the Shares. The minimum vote which will constitute approval of the Plan by the holders of Shares shall be the approval by a majority of the votes cast on the proposal to approve the Plan, provided that the total vote cast on such proposal represents over 50% in interest of all Shares entitled to vote on such proposal. Upon approval of the Plan by the holders of Shares as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the holders of the Shares had approved the Plan on the Effective Date. If the holders of Shares fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

      5.2.     Term

      The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

      5.3.     Amendment and Termination of the Plan

      The Committee may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s shareholders to the extent stated by the Committee or required by applicable law. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.     AWARD ELIGIBILITY AND LIMITATIONS

      6.1.     Persons Eligible to Receive Awards

      Subject to this Section 6, Awards may be made under the Plan to any officer, trustee, employee, director or consultant of the Company or of any of its Subsidiaries.

      6.2.     Successive Awards

      An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

      6.3.     Limitation on Shares of Stock Subject to Awards

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) the maximum number of Shares subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 750,000 per year; and

(ii) the maximum number of Shares that can be awarded under the Plan, other than pursuant to an Option or SAR to any person eligible for an Award under Section 6 hereof is 300,000 per year.

      The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 18 hereof.

      6.4.     Limitations on Incentive Share Options

      An Option shall constitute an Incentive Share Option only (i) if the Grantee of such Option is an employee of the Company or a Subsidiary that is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Subsidiaries) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

      6.5.     Stand-Alone, Additional, Tandem, and Substitute Awards

      Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation or fees.

7.     AWARD AGREEMENT

      Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Share Options or Incentive Share Options, and in the absence of such specification such options shall be deemed Non-qualified Share Options.

8.     TERMS AND CONDITIONS OF OPTIONS

      8.1.     Grant of Options

      The Committee may from time to time grant Options to persons eligible to receive Awards under Section 6 hereof.

      8.2.     Option Price

      The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a Share; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than 110 percent of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

      8.3.     Vesting

      Subject to Sections 8.4 and 18.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.3, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number. The Committee may provide, for example, in the Award Agreement for (i) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, or (ii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

      Unless otherwise adopted by resolution of the Committee, the vesting schedule for employee Option grants shall be as follows: one-third (1/3) of the Shares subject to the grant shall be exercisable on or after the first anniversary of the Grant Date; an additional one-third (1/3) of the Shares subject to the grant shall be exercisable on or after the second anniversary of the Grant Date and the remaining Shares subject to the grant shall be exercisable on or after the third anniversary of the Grant Date.

      Unless otherwise adopted by resolution of the Committee, the vesting schedule for non-employee trustee Option grants shall be as follows: one-third (1/3) of the Shares subject to the grant shall be exercisable on or after six months from the Grant Date; an additional one-third (1/3) of the Shares subject to the grant shall be exercisable on or after the first anniversary of the Grant Date and the remaining Shares subject to the grant shall be exercisable on or after the second anniversary of the Grant Date.

      8.4.     Term

      Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that the Committee shall have the discretion to establish a term as long as fifteen years from the date such Option is granted; and provided, further, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the expiration of five years from its Grant Date.

      8.5.     Termination of Service

      Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Unless otherwise specified in the Grantee’s Award Agreement an Option granted under the Plan shall be immediately exercisable in the event of termination of the Grantee’s Service (i) because of the Grantee’s Disability or death; (ii) in connection with his retirement at or after age 62; (iii) with respect to a Grantee who is a trustee, in connection with his failure to be re-elected to the Board; or (iv) following, or in anticipation of, a Change in Control. Notwithstanding the foregoing, if the Chief Legal Counsel of the Company determines that a Grantee who has vested unexercised Options, prior to his termination of Service, committed acts or omissions that would be the basis for termination for Cause, the unexercised Options expire immediately and become null and void.

      8.6.     Limitations on Exercise of Option

      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after the expiration of the Option term, as established under Section 8.4 hereof, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.

      In addition, a Grantee’s ability to exercise an Option may be limited as follows: (i) anytime during which a Grantee may be restricted from selling Shares under the Company’s insider trading policy the Chief Legal Counsel may suspend the Grantee’s ability to exercise his Option for a reasonable period of time, or (ii) if the Grantee is suspected of committing acts or omissions that would be the basis for termination for Cause, the Chief Legal Counsel may suspend the Grantee’s ability to exercise his Option for up to 30 days while an investigation is being conducted.

      8.7.     Method of Exercise

      Subject to Section 13 hereof, an Option that is exercisable may be exercised by the Grantee’s delivery of written or electronic notice to exercise to the Company’s Designated Broker on any business day, in a form as designated by the Company’s Designated Broker. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised.

      8.8.     Rights of Holders of Options

      Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance, regardless of the circumstances that gave rise to the occurrence of the issuance after the record date.

      8.9.     Delivery of Share Certificates

      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, subject to the provisions of Section 3.4 hereof, such Grantee shall be entitled to the issuance of a share certificate or certificates evidencing his or her ownership of the Shares subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of share certificates through the use of book-entry.

9.     TRANSFERABILITY OF OPTIONS

      9.1.     Transferability of Options

      Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution. The Grantee may designate a beneficiary to receive his Options in case of the Grantee’s death by completing the beneficiary designation form available from the Company or the Company’s Designated Broker.

      9.2.     Family Transfers

      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.5 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.5. The Company may require, as a condition to such transfer, that the transferee agree in writing (in a form acceptable to the Company) that the transferred Options remain subject to all terms, conditions and restrictions originally applicable to the Options.

10.     SHARE APPRECIATION RIGHTS

      The Committee is authorized to grant Share Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:

      10.1.     Right to Payment

      A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a Share on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.

      10.2.     Other Terms

      The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

11.     RESTRICTED SHARES AND SHARE UNITS

      11.1.     Grant of Restricted Shares or Share Units

      The Committee may from time to time grant Restricted Shares or Share Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Committee may determine.

      11.2.     Restrictions

      At the time a grant of Restricted Shares or Share Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Shares or Share Units. Each Award of Restricted Shares or Share Units may be subject to a different restricted period. The Committee may, in its sole discretion, at the time a grant of Restricted Shares or Share Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares or Share Units in accordance with Section 15.1 and 15.2. Neither Restricted Shares nor Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares or Share Units. At the end of the restricted period, Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, subject to the following conditions: (i) executive officers of the Company subject to Section 16 of the Exchange Act must obtain prior approval from the Chief Legal Counsel in order to sell Restricted Shares; (ii) the Chief Legal Counsel may suspend the ability to sell Restricted Shares anytime during which a Grantee may be restricted from selling Shares under the Company’s insider trading policy; and (iii) if a Grantee is suspected of committing acts or omissions that would be the basis for a termination for Cause, the Chief Legal Counsel may suspend the Grantee’s ability to sell Restricted Shares for up to 30 days while an investigation is being conducted.

      11.3.     Issuance of Restricted Shares

      The Company shall issue Restricted Shares, in the name of each Grantee to whom Restricted Shares have been granted, by the book entry method as soon as reasonably practicable after the Grant Date.

      11.4.     Rights of Holders of Restricted Shares

      Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends declared or paid with respect to such Shares. Dividends paid on Restricted Shares issued to employees shall be considered compensation and shall be subject to all applicable taxes. The Committee may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Shares. All non-cash distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

      11.5.     Rights of Holders of Share Units

      11.5.1.     Voting and Dividend Rights

      Holders of Share Units shall have no rights as shareholders of the Company. However, the Committee may provide in an Award Agreement evidencing a grant of Share Units that the holder of such Share Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Share Unit held equal to the per-share dividend paid on the Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Share Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

      11.5.2.     Creditor’s Rights

      A holder of Share Units shall have no rights other than those of a general creditor of the Company. Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

      11.6.     Termination of Service

      Unless otherwise specified in the Grantee’s Award Agreement, or in writing after the Award Agreement is issued, a Restricted Share Award granted under the Plan shall be fully vested in the event of the termination of the Grantee’s Service (i) because of the Grantee’s Disability or death; (ii) in connection with his retirement on or after age 62; (iii) with respect to a Grantee who is a trustee, in connection with his failure to be re-elected to the Board; or (iv) following, or in anticipation of, a Change in Control. Upon the termination of a Grantee’s Service, any Restricted Shares or Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Shares or Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends (or equivalent payments) with respect to such Restricted Shares (or Share Units).

      11.7.     Purchase of Shares

      The Company may sell Shares to officers, trustees, employees, directors and consultants at Fair Market Value or at a price set by the Committee which may be less than Fair Market Value. In addition, while the date of the Award shall be the date of the sale and the date on which the purchase price for such Shares shall be due, the Committee may, but need not, subject the Shares to a restricted period in which case the Shares shall be subject to the restrictions set forth in the Award Agreement.

      11.8.     Delivery of Shares

      Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Shares or Share Units shall lapse, and, unless otherwise provided in the Award Agreement, the Shares shall be immediately issued, free of such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be, by the book entry method. Alternatively, the Committee, in its discretion, may choose to issue share certificates for such Shares.

12.     UNRESTRICTED SHARES

      The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Unrestricted Share Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Shares”) under the Plan. Unrestricted Share Awards may be granted or sold as described in the preceding sentence in respect of past Services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

13.     FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

      13.1.     General Rule

      Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares, if any, shall be made in cash or in cash equivalents acceptable to the Company.

      13.2.     Surrender of Shares

      To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares, if any, may be made all or in part through the tender to the Company of Shares by actual delivery or by attestation, which Shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

      13.3.     Cashless Exercise

      With respect to Options only (and not with respect to Restricted Shares), to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Company’s Designated Broker) of an irrevocable direction to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3. Executive Officers and trustees of the Company will not be permitted to use the cashless method of exercise described in this paragraph without the express prior consent of the Chief Legal Counsel.

      13.4.     Other Forms of Payment

      To the extent the Award Agreement so provides or as otherwise agreed by the Committee, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Shares, if any, may be made in any other form that is consistent with applicable laws, regulations and rules.

14.     DIVIDEND EQUIVALENT RIGHTS

      14.1.     Dividend Equivalent Rights

      A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on ordinary distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient; provided, however, that such a distribution does not include any payment intended to represent a liquidation of the interests of a shareholder (such as a cash distribution paid in connection with a cash merger). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

      14.2.     Termination of Service

      Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

15.     PERFORMANCE AWARDS

      15.1.     Performance Conditions

      The right of a Grantee to receive any Restricted Share or Share Unit Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any such Restricted Share or Share Unit Award subject to performance conditions, except as limited under Section 15.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by a committee meeting the requirements of Section 162(m) of the Code and not the Committee.

      15.2.     Performance Awards Granted to Designated Covered Employees

      If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms as set forth below in Sections 15.2.1-15.2.4.

      15.2.1.     Performance Goals Generally

      The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by such Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

      15.2.2.     Business Criteria

      One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals (which may be absolute goals or goals relative to pre-established peers) for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses and extraordinary or special items; (7) operating margin; (8) earnings per Share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to shareholders’ equity; (15) revenue; (16) funds from operations; (17) economic profits and (18) any other objective business measure identified by the Committee.

      15.2.3.     Timing For Establishing Performance Goals

      Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

      15.2.4.     Settlement of Performance Awards; Other Terms

      Settlement of such Performance Awards shall be in Shares. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

      15.3.     Written Determinations

      All determinations by the Committee as to the establishment of performance goals or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

      15.4.     Status of Section 15.2 Awards Under Code Section 162(m)

      It is the intent of the Company that Performance Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.     PARACHUTE LIMITATIONS

      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except the Company’s Change in Control Agreement, as amended, by and between the Company, Grantee’s employer and certain officers of the Company or an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Shares or Share Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee below the maximum after-tax amount received in the absence of a Parachute Payment as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

17.     REQUIREMENTS OF LAW

      17.1.     General

      The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

      17.2.     Rule 16b-3

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.     EFFECT OF CHANGES IN CAPITALIZATION

      18.1.     Changes in Shares

      If the number of outstanding Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of Shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of Shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to Shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or Shares of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of Shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and SARs to reflect such distribution.

18.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Change in Control

      Subject to Section 18.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option, SAR or Performance Award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option, SAR or Performance Award would have been entitled immediately following such reorganization, merger, or consolidation, with, as to Options and SARs, a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

      18.3.     Change in Control

      Subject to the exceptions set forth in the last sentence of this Section 18.3 and the last sentence of Section 18.4:

(i) upon the occurrence of a Change in Control, all outstanding Restricted Shares shall be deemed to have vested, and all restrictions and conditions applicable to such Restricted Shares shall be deemed to have lapsed, immediately prior to the occurrence of such Change in Control, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Shares, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares, equal to the formula or fixed price per share paid to holders of Shares pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such Change in Control exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

      With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders. This Section 18.3 shall not apply to any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs and Restricted Shares theretofore granted, or for the substitution for such Options, SARs and Restricted Shares for new share options and share appreciation rights and new restricted shares relating to the shares of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Shares theretofore granted shall continue in the manner and under the terms so provided.

      18.4.     Adjustments

      Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share and to the next whole cent with respect to exercise prices. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, and Restricted Shares, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2 and 18.3.

      18.5.     No Limitations on Company

      The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

19.     GENERAL PROVISIONS

      19.1.     Disclaimer of Rights

      No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a trustee, director, officer, consultant or employee of the Company or a Subsidiary. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

      19.2.     Nonexclusivity of the Plan

      Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

      19.3.     Withholding Taxes

      The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

      19.4.     Captions

      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

      19.5.     Other Provisions

      Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

      19.6.     Number And Gender

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

      19.7.     Severability

      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

      19.8.     Governing Law

      The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

*     *     *

SKU# EOP-PS-03

DETACH HERE	ZEOP22

PROXY

EQUITY OFFICE PROPERTIES TRUST

Two North Riverside Plaza, Suite 2100, Chicago, Illinois 60606
This Proxy is being solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders to be held on May 20, 2003

     The undersigned shareholder of Equity Office Properties Trust, a Maryland real estate investment trust (“Equity Office”), hereby appoints Richard D. Kincaid and Stanley M. Stevens, or either of them (the “Proxy Holders”), with full power of substitution, as proxies for the undersigned to represent the undersigned at the Annual Meeting of Shareholders of the Trust to be held at One North Franklin Street, 3rd Floor, Chicago, Illinois, at 8:30 a.m. (C.D.T) on Tuesday, May 20, 2003, and any adjournment or postponement thereof (the “Annual Meeting”), and to vote all Common Shares of Beneficial Interest of Equity Office which the undersigned may be entitled to vote at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Common Shares.

     You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. The Proxy Holders cannot vote your shares unless you sign and return this card or cast your vote by Internet or telephone as described on the reverse side.

     Note: If you plan to attend the Annual Meeting in person, please let us know by marking the enclosed proxy card in the space provided.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet

1.	Log on to the Internet and go to http://www.eproxyvote.com/eop

2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.

OR

Vote-by-Telephone

1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE	ZEOP21

Please mark
☒	votes as in
this example.

								FOR	AGAINST	ABSTAIN

1.	Authority to vote for the election as trustees of the five nominees of the Board listed below to terms expiring in 2006 (if item 2 to the right is approved, the nominees have agreed to stand for reelection in 2004).					2.	Approval of amendment of Equity Office’s Declaration of Trust to eliminate classification of the Board.	☐	☐	☐
	Nominees: (01) David K. McKown, (02) Sheli Z. Rosenberg, (03) Jan H.W.R. van der Vlist, (04) Craig G. Vought, (05) William Wilson III.					3.	Approval of Equity Office’s 2003 Share Option and Share Incentive Plan.	☐	☐	☐

		FOR ALL NOMINEES	☐	☐	WITHHOLD FOR ALL NOMINEES	4.	Shareholder proposal regarding Equity Office’s conflict of interest policy.	☐	☐	☐

	☐	For all nominees except for those nominees whose names or numbers are noted above				5.	In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

						This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of the five nominees, FOR items 2 and 3, AGAINST item 4 and otherwise in the discretion of the Proxy Holders.

						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT					☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING

						Note: Please sign as name appears hereon. Joint owners should each sign. While signing as attorney, executor, administrator, trustee or guardian, please give full title under signature.					☐

Signature:	Date:	Signature:	Date: